PROSPECTUS
November 1, 1996

                    INVESCO TAX-FREE INTERMEDIATE BOND FUND


      INVESCO Tax-Free Intermediate Bond Fund (the "Fund") is actively managed to seek as high a level of current income exempt from federal income taxes as is consistent with the preservation of capital, by investing in a diversified portfolio of intermediate- term obligations, the interest on which is exempt from federal income taxes. These "municipal bonds" may be issued by states, territories, and possessions of the United States and the District of Columbia, as well as their political subdivisions, agencies, and instrumentalities. The dollar- weighted average maturity of the obligations in the Fund's portfolio normally will range from five to 10 years.


      This prospectus provides you with the basic information you should know before investing in the Fund. You should read it and keep it for future reference. A Statement of Additional Information containing further information about the Fund, dated November 1, 1996, has been filed with the Securities and Exchange Commission, and is incorporated by reference into this prospectus. To obtain a free copy, write to INVESCO Funds Group, Inc., P.O. Box 173706, Denver, Colorado 80217-3706; or call 1-800-525-8085.





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TABLE OF CONTENTS


      ESSENTIAL INFORMATION................................................  6

      ANNUAL FUND EXPENSES.................................................  7

      FINANCIAL HIGHLIGHTS.................................................  9

      INVESTMENT OBJECTIVE AND STRATEGY.................................... 11

      INVESTMENT POLICIES AND RISKS........................................ 11

      THE FUND AND ITS MANAGEMENT.......................................... 15

      FUND PRICE AND PERFORMANCE........................................... 17

      HOW TO BUY SHARES.................................................... 18

      FUND SERVICES........................................................ 23

      HOW TO SELL SHARES................................................... 23

      TAXES, DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS...................... 25

      ADDITIONAL INFORMATION............................................... 27



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER FINANCIAL INSTITUTION. THE SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.




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ESSENTIAL INFORMATION

     Investment Goal And Strategy. INVESCO Tax-Free Intermediate Bond Fund is a diversified mutual fund that seeks current income free from federal income taxes. The Fund invests primarily in municipal obligations, and the average dollar-weighted maturity for its entire portfolio normally will range from five to 10 years. There is no guarantee that the Fund will meet its objective. See "Investment Objective And Strategy."

      Designed For: Investors primarily seeking current income free from federal income taxes. While not a complete investment program, the Fund may be a valuable element of your investment portfolio. The Fund is not a suitable investment for tax-sheltered retirement programs such as the IRA, SEP-IRA, SARSEP, 401(k), Profit Sharing, Money Purchase Pension, or 403(b) plans.

     Time Horizon. The Fund is managed for daily income, paid monthly. Investors should not consider this Fund for the portion of their savings devoted to capital growth.


     Risks. The Fund uses a moderate investment strategy, but its investments are subject to both credit and market risk. Investors should expect to see their price per share vary with moves in the municipal bond market, economic conditions and other factors. See "Investment Policies ^ And Risks."


     Organization and Management. The Fund is a series of INVESCO Tax-Free Income Funds, Inc. (the "Company"), a diversified, managed, no-load mutual fund. The Fund is owned by its shareholders. It employs INVESCO Funds Group, Inc. ("IFG"), founded in 1932, to serve as investment adviser, administrator, distributor, and transfer agent; and INVESCO Trust Company ("INVESCO Trust"), founded in 1969, as sub-adviser. Together, IFG and INVESCO Trust constitute "Fund Management."

     The Fund's investments are selected by INVESCO vice president James S. Grabovac. A Chartered Financial Analyst, Mr. Grabovac earned his MBA from the University of Michigan and a BA from Lawrence University. See "The Fund And Its Management."

      IFG and INVESCO Trust are part of a global firm that managed approximately $90 billion as of June 30, 1996. The parent company, INVESCO PLC, is based in London, with money managers located in Europe, North America, and the Far East.

      This Fund Offers all of the following services at no charge:
      Telephone purchases
      Telephone exchanges
      Telephone redemptions
      Automatic reinvestment of distributions



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      Regular investment plans,
      such as EasiVest (the   Fund's
      automatic monthly investment
      program), Direct Payroll
      Purchase, and Automatic
      Monthly Exchange
      Periodic withdrawal plans

      See "How To Buy Shares" and "How To Sell Shares."

      Minimum   Initial    Investment:    $1,000,    which   is   waived   for
regular   investment   plans,    including   EasiVest   and   Direct   Payroll
Purchase.

      Minimum Subsequent Investment: $50

ANNUAL FUND EXPENSES

      The Fund is no-load; there are no fees to purchase, exchange or redeem shares. The Fund, however, is authorized to pay a Rule
12b-1   distribution  fee  of  one  quarter  of  one  percent  of  the  Fund's
average    net    assets    each    year.    (See    "How   To   Buy    Shares
--Distribution Expenses.")

      Like any company, the Fund has operating expenses -- such as portfolio management, accounting, shareholder servicing, maintenance of shareholder accounts, and other expenses. These expenses are paid from the Fund's assets. Lower expenses therefore benefit investors by increasing the Fund's total return.

      We calculate annual operating expenses as a percentage of the Fund's average annual net assets. To keep expenses competitive, the Fund's manager voluntarily reimbursed the Fund for amounts in excess of 0.70% of average net assets through April 30, 1996, and reimburses the Fund for amounts in excess of 0.80% of average net assets effective May 1, 1996.

Annual Fund Operating Expenses
(as a percentage of average net assets)


Management Fee                                                        0.50%
12b-1 Fees                                                            0.25%
Other ^ Expenses (after absorbed expenses)(1)(2)                      0.01%
                                                                      -----

Total Fund Operating Expenses (after
      absorbed expenses)(1)(2)                                        0.76%
                                                                      =====



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(1)Portions  of the  brokerage  commissions  paid by the Fund  were used to reduce Fund expenses, and the Fund's custodian fees were reduced under an expense offset arrangement. However, as a result of a new regulatory requirement, the figures shown above do not reflect these reductions. In comparing expenses for different years, please note that the ratios of Expenses to Average Net Assets shown under "Financial Highlights" do reflect any reductions for periods prior to the fiscal year ended June 30, 1996.


(2)Certain Fund expenses of the Tax-Free Intermediate Bond Fund are being voluntarily absorbed by IFG. Ratio reflects total expenses less absorbed expenses by IFG, before any expense offset arrangement. In the absense of such voluntary expense limitation, the Fund's "Other Expenses" and "Total Fund Operating Expenses" would have been 1.59% and 2.34%, respectively, based on the Fund's actual expenses for the fiscal year ended June 30, 1996.


Example


      A shareholder would pay the following expenses on a $1,000 investment for the periods shown, assuming a hypothetical 5% annual return and redemption at the end of each time period. (Of course, actual operating expenses are paid from the Fund's assets ^ and are deducted from the amount of income available for distribution to shareholders; they are not charged directly to shareholder accounts.)


                  1 Year      3 Years     5 Years     10 Years
                  ------      -------     -------     --------
                  $8          $24         $42         $94


      The purpose of this table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly. The example should not be considered a representation of past or future performance or expenses, and actual annual returns and expenses may be greater or less than those shown. For more information on the Fund's expenses, see "The Fund ^ And Its Management" and "How ^ To Buy Shares -- Distribution Expenses."

      ^ Because the Fund pays a distribution fee, investors who own Fund shares for a long period of time may pay more than the economic equivalent of the maximum front-end sales charge permitted for mutual funds by the National Association of Securities Dealers, Inc.



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FINANCIAL HIGHLIGHTS
(For a Fund Share Outstanding Throughout Each Period)

      The following information has been audited by Price Waterhouse LLP, independent accountants. This information should be read in conjunction with the audited financial statements and the independent accountant's report thereon appearing in the Fund's 1996 Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information. Both are available without charge by contacting IFG at the address or telephone number on the cover of this prospectus. The Annual Report also contains more information about the Fund's performance.


                                                                     Period
                                                                      Ended
                                               Year Ended June 30   June 30
                                              -----------------------------
                                               1996        1995       1994^

PER SHARE DATA
Net Asset Value -- Beginning of Period        $9.70       $9.52      $10.00
                                              -----------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                          0.43        0.44        0.19
Net Gains or (Losses) on Securities
   (Both Realized and Unrealized)              0.04        0.18      (0.48)
                                              -----------------------------
Total from Investment Operations               0.47        0.62      (0.29)
                                              -----------------------------
LESS DISTRIBUTIONS
Dividends from Net
   Investment Income                           0.43        0.44        0.19
                                              -----------------------------
Net Asset Value -- End of Period              $9.74       $9.70       $9.52
                                              =============================
TOTAL RETURN                                  4.89%       6.67%    (2.93%)*

RATIOS
Net Assets -- End of Period
   ($000 Omitted)                            $4,997      $4,907      $5,083
Ratio of Expenses to
   Average Net Assets#                       0.76%@       0.70%      0.70%~
Ratio of Net Investment Income
   to Average Net Assets#                     4.40%       4.56%      3.75%~
Portfolio Turnover Rate                         49%         23%        55%*

^  From December 1, 1993, commencement of operations, to June 30, 1994.

*  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
   representative of a full year.


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#  Various expenses of the Fund were voluntarily absorbed by IFG and ITC for the years ended June 30, 1996 and 1995, and for the period ended June 30, 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.34%, 2.45% and 3.09%, respectively, and ratio of net investment income to average net assets would have been 2.82%, 2.81% and 1.36%, respectively.

@ Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

~  Annualized



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INVESTMENT OBJECTIVE AND STRATEGY


      The Fund seeks as high a level of current income exempt from federal income taxes as is consistent with the preservation of capital. This investment objective is fundamental and cannot be changed without the approval of the Fund's shareholders. Our strategy is moderate, so we focus on intermediate-term municipal bonds, which may include any combination of general obligation, revenue, or industrial development bonds. As a matter of fundamental investment policy, at least 80% of the Fund's total assets normally will consist of municipal bonds rated investment grade, as defined below. Under ordinary circumstances, no more than 20% of the Fund's total assets may consist of AMT bonds, short-term taxable securities, debt obligations rated below investment grade^ and cash. There is no assurance that the Fund's investment objective will be met.

      The dollar-weighted average maturity of the obligations in the Fund's portfolio normally will range from five to 10 years^ and will vary as Fund Management responds to changes in interest rates.


INVESTMENT POLICIES AND RISKS


      Investors should expect to see their price per share vary with moves in the municipal bond market, economic conditions and other factors. The Fund invests in many different issues over a wide geographical range; this diversification reduces the Fund's overall exposure to investment and market risks^ but cannot eliminate these risks.

     Municipal Securities. When we assess an issuer's ability to meet its interest rate obligations and repay its debt when due, we are referring to "credit risk." Municipal obligations are rated based on their estimated credit risk by independent services such as Standard & Poor's ^("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Services, Inc. ("Fitch") or Duff & Phelps, Inc. ("D&P"). "Market risk" refers to sensitivity to changes in interest rates: For instance, when interest rates go up, the market value of a previously issued bond generally declines; on the other hand, when interest rates go down, bonds generally see their prices increase.

      The lower a bond's quality, the more it is subject to credit risk and market risk and the more speculative it becomes. This is also true of most unrated municipal securities. Therefore, the Fund does not invest in obligations it believes to be highly speculative. In practice, this means we primarily hold investment grade municipal bonds -- those rated AAA, AA, A or BBB by S&P or Aaa, Aa, A or Baa by Moody's. Overall, these municipal securities enjoy strong to adequate capacity to pay principal and interest. No more than 10% of the Fund's total assets may be invested in issues rated below investment grade quality (commonly called "junk bonds^" and rated BB or lower by S&P or Ba or lower by Moody's^ or, if unrated, judged by Fund Management to be of equivalent quality);

these include issues which are of poorer quality and may have some speculative characteristics, according to the ratings services. Never, under any circumstances, does the Fund invest in bonds which are rated below CCC or Caa by S&P or Moody's, respectively. Bonds rated CCC or Caa may be in default or there may be present elements of danger with respect to payment of principal or interest. While Fund Management continuously monitors all of the municipal bonds in the Fund's portfolio for the issuer's ability to make required principal and interest payments and other quality factors, it may retain a bond whose rating is changed to one below the minimum rating required for purchase of the security. For a detailed description of municipal bond ratings, see the Statement of Additional Information and Appendix A therein.

      As discussed above, under normal circumstances, no more than 20% of the Fund's total assets may be invested in the aggregate in AMT bonds, short-term taxable securities, debt obligations rated below investment grade and cash.


      AMT Bonds. These are "private activity bonds" issued after August 7, 1986; the proceeds are directed in full or in part to private, for-profit organizations. The income from AMT bonds is exempt from federal income tax^ but may be subject to the alternative minimum tax -- a special tax that applies to taxpayers who have certain adjustments to income or tax preference items.

      Short-Term Taxable Investments. These investments, if any, normally will consist of notes having quality ratings within the two highest grades of Moody's, S&P, Fitch or D&P; obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated at least P-2 by Moody's, A-2 by S&P; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; banker's acceptances and other short-term bank obligations; and repurchase agreements. Dividends paid by the Fund attributable to income from such investments will be taxable to investors. See "Taxes, Dividends and Capital Gain Distributions ^."


      When we believe market or economic conditions are adverse, the Fund may assume a defensive position by temporarily investing up to 100% of its assets in short-term taxable investments, seeking to protect its assets until conditions stabilize.

      Tender Option Bonds. The Fund may seek to earn additional income by purchasing "tender option bonds," municipal bonds which have relatively long maturities and offer fixed income at a substantially higher rate than other short-term tax-exempt bonds. Tender option bonds involve three parties: the issuer, the buyer, and a third party, such as a bank, broker-dealer, or another financial institution. In exchange for a periodic fee, this third party allows the purchaser to cash in ("tender") the bond for its face value at periodic intervals.

      Tender option bonds must be carefully evaluated, based on the creditworthiness of the issuer and third party. At times, the tender option feature on these bonds may be terminable; in such an instance, the tender option bonds may be considered illiquid securities.

      Futures and Options. A futures contract is an agreement to buy or sell a specific amount of a financial instrument or commodity at a particular price on a particular date. The Fund will use futures contracts only to hedge against price changes in the value of its current or intended investments in securities. In the event that an anticipated decrease in the value of portfolio securities occurs as a result of a general decrease in prices, the adverse effects of such changes may be offset, at least in part, by gains on the sale of futures contracts. Conversely, the increased cost of portfolio securities to be acquired, caused by a general increase in prices, may be offset, at least in part, by gains on futures contracts purchased by the Fund. Brokerage fees are paid to trade futures contracts, and the Fund is required to maintain margin deposits.

      Put and call options on futures contracts or securities may be traded by the Fund in order to protect against declines in the values of portfolio securities or against increases in the cost of securities to be acquired. Put and call options are contracts which grant the right to sell at a specified price a specific security or futures contract by a certain date. The put option buyer gains this right in return for a premium. Purchases of options on futures contracts may present less dollar risk in hedging the Fund's portfolio than the purchase and sale of the underlying futures contracts, since the potential loss is limited to the amount of the premium plus related transaction costs. The premium paid for such a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise or liquidation of the option, and, unless the price of the underlying futures contract changes sufficiently, the option may expire without value to the Fund.

      Although the Fund will enter into futures contracts and options on futures contracts and securities solely for hedging or other nonspeculative purposes, their use does involve certain risks. For example, a lack of correlation between the value of an instrument underlying an option or futures contract and the assets being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful and could result in losses. In addition, there can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses. Transactions in futures contracts and options are subject to other risks as well, which are set forth in greater detail in the Statement of Additional Information and Appendix B therein.



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      Zero  Coupon  Securities.  These  securities  make  no  periodic  interest payments. Instead, they are sold at a discount from their face value. The buyer of the security receives the rate of return by the gradual appreciation in the price of the security, which is redeemed at face value at maturity. Being extremely responsive to changes in interest rates, the market price of zero coupon securities may be more volatile than other bonds. The Fund may be required to distribute income recognized on these bonds, even though no cash interest payments are received, which could reduce the amount of cash available for investment by the Fund. Of the 10% of the Fund's total assets that may be invested in debt obligations rated below investment grade, no more than 5% of the Fund's total assets may be invested in zero coupon bonds having such ratings.

      Delayed Delivery or When-Issued Purchases. Municipal obligations may at times be purchased or sold by the Fund with settlement taking place in the future. The payment obligation and the interest rate that will be received on the securities generally are fixed at the time the Fund enters into the commitment. Between the date of purchase and the settlement date, the value of the securities is subject to market fluctuations, and no interest is payable to the Fund prior to the settlement date.

      Securities Lending. The Fund may seek to earn additional income by lending securities to qualified brokers, dealers, banks, or other financial institutions, on a fully collateralized basis. For further information on this policy, see "Investment Policies and Restrictions" in the Statement of Additional Information.

      Repurchase Agreements. The Fund may invest money, for as short a time as overnight, using repurchase agreements ("repos"). With a repo, the Fund buys a debt instrument, agreeing simultaneously to sell it back to the prior owner at an agreed-upon price. The Fund could incur costs or delays in seeking to sell the instrument if the prior owner defaults on its repurchase obligation. To reduce that risk, the securities that are the subject of the repurchase agreement will be maintained with the Fund's custodian in an amount at least equal to the repurchase price under the agreement (including accrued interest). These agreements are entered into only with member banks of the Federal Reserve System, registered broker-dealers, and registered U.S. government securities dealers that are deemed creditworthy under standards set by the Fund's board of directors.

      The Fund may invest in illiquid securities, including securities that are subject to restrictions on resale and securities that are not readily marketable. The Fund also may invest in restricted securities that may be resold to institutional investors, known as "Rule 144A Securities." For more information concerning illiquid and Rule 144A Securities, see "Investment Policies and Restrictions" in the Statement of Additional Information.

      For a further discussion of risks associated with an investment in the Fund, see "Investment Policies and Restrictions" and "Investment Practices" in the Statement of Additional Information.

      Investment Restrictions. Certain restrictions, which are set forth in the Statement of Additional Information, may not be altered without the approval of the Fund's shareholders. For example, with respect to 75% of its total assets, the Fund limits to 5% the portion of its total assets that may be invested in a single issuer. In addition, the Fund limits to 25% the portion of its total assets that may be invested in any one industry. Municipal securities are not considered to be an "industry" for this purpose, although industrial development bonds are grouped into industries depending upon the businesses of the companies that have the ultimate responsibility for payment. Except where indicated to the contrary, the investment policies described in this prospectus are not considered fundamental and may be changed without a vote of the Fund's shareholders.

THE FUND AND ITS MANAGEMENT

      The Company is a no-load mutual fund, registered with the Securities and Exchange Commission as a diversified, open-end, management investment company. It was incorporated on April 2, 1993, under the laws of Maryland.


      The Company's board of directors has responsibility for overall supervision of the Fund^ and reviews the services provided by the adviser and sub-adviser. Under an agreement with the Company, INVESCO Funds Group, Inc. ("IFG"), 7800 E. Union Avenue, Denver, Colorado 80237, serves as the Fund's investment manager; it is primarily responsible for providing the Fund with various administrative services. IFG's wholly-owned subsidiary, INVESCO Trust, is the Fund's sub-adviser and is primarily responsible for managing the Fund's investments. Together, IFG and INVESCO Trust constitute "Fund Management."


      James S. Grabovac, portfolio manager for the Fund since 1995, has responsibility for the day-to-day management of the Fund's holdings. He also manages INVESCO Tax-Free Long-Term Bond Fund. A Chartered Financial Analyst, Mr. Grabovac is a vice president of INVESCO Trust; previously, his career included these highlights: He was a principal and fund manager (1991 to 1995) and portfolio manager (1989 to 1991) with Stein Roe & Farnham Inc., a futures and options trader with Continental Illinois National Bank (1987), a corporate bond trader with The Chicago Corporation from 1985 to 1987, and Midwest municipal underwriting manager with Continental Illinois National Bank from 1982 to 1985. He holds an MBA from the University of Michigan and a BA from Lawrence University.

      Fund Management permits investment and other personnel to purchase and sell securities for their own accounts, subject to a compliance policy governing personal investing. This policy requires Fund Management's personnel to conduct their personal investment activities in a manner that Fund Management believes is not detrimental to the Fund or Fund Management's other advisory clients. See the Statement of Additional Information for more detailed information.

      The Fund pays IFG a monthly management fee which is based upon a percentage of the Fund's average net assets determined daily; in turn, IFG pays INVESCO Trust a sub-advisory fee out of its management fee. The management fee is computed at the annual rate of 0.50% on the first $300 million of the Fund's average net assets; 0.40% on the next $200 million of the Fund's average net assets; and 0.30% on the Fund's average net assets over $500 million. For the fiscal year ended June 30, 1996, investment management fees paid by the Fund amounted to 0.50% of the Fund's average net assets. Out of this fee, IFG paid an amount equal to 0.24% of the Fund's average net assets to INVESCO Trust as a sub- advisory fee. No fee is paid by the Fund to INVESCO Trust.

      Under a Transfer Agency Agreement, IFG acts as registrar, transfer agent, and dividend disbursing agent for the Fund. The Fund pays an annual fee of $26.00 per shareholder account or per participant in an omnibus account for these services. Registered broker-dealers, third party administrators of tax-qualified retirement plans and other entities, including affiliates of IFG, may provide equivalent services to the Fund. In these cases, IFG may pay, out of the fee it receives from the Fund, an annual sub- transfer agency or record-keeping fee to the third party.

      In addition, under an Administrative Services Agreement, IFG handles additional administrative, record-keeping, and internal sub-accounting services for the Fund. For the fiscal year ended June 30, 1996, the Fund paid IFG a fee for these services equal to 0.20% (prior to the voluntary absorption of certain Fund expenses by IFG) of the Fund's average net assets.

      The Fund's expenses, which are accrued daily, are deducted from total income before dividends are paid. Total expenses of the Fund for the fiscal year ended June 30, 1996, including investment management fees (but excluding brokerage commissions, which are a cost of acquiring securities), amounted to 0.76% of the Fund's average net assets. Certain Fund expenses are absorbed voluntarily by IFG and ITC pursuant to a commitment to the Fund in order to ensure that the Fund's total operating expenses did not exceed 0.70% of the Fund's average net assets (through April 30, 1996) and will not exceed 0.80% of the Fund's average net assets (beginning May 1, 1996). This commitment may be changed following consultation with the Company's board of directors. In the absence of this voluntary expense limitation, the Fund's total operating expenses would have been 2.34% of the Fund's average net assets.

      Fund Management places orders for the purchase and sale of portfolio securities with brokers and dealers based upon Fund Management's evaluation of their financial responsibility coupled with their ability to effect transations at the best available prices. As discussed under "How ^ To Buy Shares -- Distribution Expenses," the Fund may market its shares through intermediary brokers or dealers that have entered into Dealer Agreements with IFG, as the Fund's Distributor. The Fund may place orders for portfolio transactions with qualified ^ broker-dealers that recommend the Fund^ or sell shares of the Fund^ to clients, or act as agent in the purchase of Fund shares for clients, if Fund Management believes that the quality of the execution of the transaction and level of commission are comparable to those available from other qualified brokerage firms. For further information, see "Investment Practices -- Placement of Portfolio Brokerage" in the Statement of Additional Information.


      The parent company for IFG and INVESCO Trust is INVESCO PLC, a publicly traded holding company whose subsidiaries provide investment services around the world. IFG was established in 1932 and, as of June 30, 1996, managed 14 mutual funds, consisting of 39 separate portfolios, with combined assets of approximately $12.9 billion on behalf of over 826,000 shareholders. INVESCO Trust (founded in 1969) served as adviser or sub-adviser to 45 investment portfolios as of June 30, 1996, including 27 portfolios in the INVESCO group. These 45 portfolios had aggregate assets of approximately $12.0 billion as of June 30, 1996. In addition, INVESCO Trust provides investment management services to private clients, including employee benefit plans that may be invested in a collective trust sponsored by INVESCO Trust.

FUND PRICE AND PERFORMANCE

      Determining Price. The value of your investment in the Fund will vary daily. The price per share is also known as the Net Asset Value (NAV). IFG prices the Fund every day that the New York Stock Exchange is open, as of the close of regular trading (normally, 4:00 p.m., New York time). NAV is calculated by adding together the current market value of all of the Fund's assets, including accrued interest and dividends; then subtracting liabilities, including accrued expenses; and finally dividing that dollar amount by the total number of shares outstanding.

      Performance Data. To keep shareholders and potential investors informed, we will occasionally advertise the Fund's total return and yield. Total return figures show the average annual rate of return on a $1,000 investment in the Fund, assuming reinvestment of all dividends and capital gain distributions, for one-, five- and ten-year periods. Cumulative total return shows the actual rate of return on an investment; average annual total return represents the average annual percentage change in the value of an investment. Both cumulative and average annual total returns tend to "smooth out" fluctuations in the Fund's investment results, not showing the interim variations in performance over the periods cited.


      The yield of the Fund refers to the income generated by an investment in the Fund over a 30-day or one-month period^ and is computed by dividng the net investment income per share earned during the period by the net asset value per share at the end of the period, then adjusting the result to provide for semi-annual compounding. We may also discuss the Fund's "taxable equivalent yield" -- the yield a taxable investment would have to generate in order to provide the same income as the Fund, assuming certain federal tax rates. This yield quotation allows investors to compare taxable and tax-exempt bond funds more fairly.


      More information about the Fund's recent and historical performance is contained in the Fund's Annual Report to ^ Shareholders. You can get a free copy by calling or writing to IFG using the phone number or address on the cover of this prospectus.

      When we quote mutual fund rankings published by Lipper Analytical Services, Inc., we may compare the fund to others in its category of Intermediate Municipal Debt Funds, as well as the broad-based Lipper general fund groupings. These rankings allow you to compare the Fund to its peers. Other independent financial media also produce performance- or service-related comparisons, which you may see in our promotional materials. For more information, see "Fund Performance" in the Statement of Additional Information.


      Performance figures are based on historical investment results and are not intended to suggest future performance.

HOW TO BUY SHARES


      The following chart shows several convenient ways to invest in the Fund. Your new Fund shares will be priced at the NAV next determined after your order is received in proper form. There is no charge to invest, exchange^ or redeem shares when you make transactions directly through IFG. However, if you invest in the Fund through a securities broker, you may be charged a commission or transaction fee. For all new accounts, please send a completed application form. Please specify which Fund you wish to purchase.


      Fund Management reserves the right to increase, reduce or waive the minimum investment requirements in its sole discretion, where it determines this action is in the best interests of the Fund. Further, Fund Management reserves the right in its sole discretion to reject any order for the purchase of Fund shares (including purchases by exchange) when, in its judgment, such rejection is in the Fund's best interests.

================================================================================
Method                      Investment Minimum          Please Remember
--------------------------------------------------------------------------------

By Check                    $1,000 for regular          If your check does
Mail to:                    account;                    not clear, you will
INVESCO Funds               $50 minimum for             be responsible for
Group, Inc.                 each subsequent             any related loss
P.O. Box 173706,            investment.                 the Fund or IFG
Denver, CO 80217-                                       incurs. If you are
3706.                                                   already a
Or you may send                                         shareholder in the
your check by                                           INVESCO funds, the
overnight courier                                       Fund may seek
to: 7800 E. Union                                       reimbursement from
Ave.,                                                   your existing
Denver, CO 80237.                                       account(s) for any
                                                        loss incurred.



--------------------------------------------------------------------------------
By Telephone or             $1,000.                     Payment must be
Wire                                                    received within 3
Call 1-800-525-8085                                     business days, or
to request your                                         the transaction may
purchase. Then send                                     be cancelled. If a
your check by                                           telephone purchase
overnight courier                                       is cancelled due to
to our street                                           nonpayment, you
address:                                                will be responsible
7800 E. Union Ave.,                                     for any related
Denver, CO 80237.                                       loss the Fund or
Or you may transmit                                     IFG incurs. If you
your payment by                                         are already a
bank wire (call IFG                                     shareholder in the
for instructions).                                      INVESCO funds, the
                                                        Fund may seek
                                                        reimbursement from your
                                                        existing account(s) for
                                                        any loss incurred.

--------------------------------------------------------------------------------
With EasiVest or            $50 per month for           Like all regular
Direct Payroll              EasiVest; $50 per           investment plans,
Purchase                    pay period for              neither EasiVest
You may enroll on           Direct Payroll              nor Direct Payroll
the fund                    Purchase. You may           Purchase ensures a
application, or             start or stop your          profit or protects
call us for the             regular investment          against loss in a
correct form and            plan at any time,           falling market.
more details.               with two weeks'             Because you'll
Investing the same          notice to IFG.              invest continually,
amount on a monthly                                     regardless of
basis allows you to                                     varying price
buy more shares                                         levels, consider
when prices are low                                     your financial
and fewer shares                                        ability to keep
when prices are                                         buying through low
high. This "dollar-                                     price levels. And
cost averaging" may                                     remember that you
help offset market                                      will lose money if
fluctuations. Over                                      you redeem your
a period of time,                                       shares when the
your average cost                                       market value of all
per share may be                                        your shares is less
less than the                                           than their cost.
actual average
price per share.
--------------------------------------------------------------------------------
By PAL(R)                   $1,000.                     Be sure to write
Your "Personal                                          down the
Account Line" is                                        confirmation number
available for                                           provided by PAL(R).
subsequent                                              Payment must be
purchases and                                           received within 3
exchanges 24-hours                                      business days, or
a day. Simply call                                      the transaction may
1-800-424-8085.                                         be cancelled. If a
                                                        telephone purchase is
                                                        cancelled due to
                                                        nonpayment, you will be
                                                        responsible for any
                                                        related loss the Fund or
                                                        IFG incurs. If you are
                                                        already a shareholder in
                                                        the INVESCO  funds,  the
                                                        Fund may seek
                                                        reimbursement from your
                                                        existing account(s) for
                                                        any loss incurred.

--------------------------------------------------------------------------------
By Exchange                 $1,000 to open a            See "Exchange
Between this and            new account; $50            Privilege," page 10.
another of the              for written
INVESCO funds. Call         requests to
1-800-525-8085 for          purchase additional
prospectuses of             shares for an
other INVESCO               existing account.
funds. You may also         (The exchange
establish an                minimum is $250 for
Automatic Monthly           purchases requested
Exchange service            by telephone.)
between two INVESCO
funds; call IFG for
further details and
the correct form.
================================================================================


      Your order to purchase Fund shares will not begin earning dividends or other distributions until your payment can be converted into available federal funds under regular banking procedures or, if you are acquiring shares in an exchange from another INVESCO fund, the Fund receives the proceeds of the exchange. Checks normally are converted into federal funds (moneys held on deposit within the Federal Reserve System) within two or three business days after we receive them, although this period may be longer for checks drawn on banks that are not members of the Federal Reserve System.




      Exchange Privilege. You may exchange your shares in this Fund for those in another INVESCO fund^ on the basis of their respective net asset values at the time of the exchange. Before making any exchange, be sure to review the prospectuses of the funds involved and consider their differences.


      Please note these policies regarding exchanges of fund shares:

      1)  The fund accounts must be identically registered.

      2)  You  may  make  four   exchanges   out  of  each  fund  during  each
calendar year.

      3) An exchange is the redemption of shares from one fund followed by the purchase of shares in another. Therefore, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless, of course, your account is tax-deferred).

      4) The Fund reserves the right to reject any exchange request, or to modify or terminate exchange privileges, in the best interests of the Fund and its shareholders. Notice of all such modifications or termination will be given at least 60 days prior to the effective date of the change in privilege, except for unusual instances (such as when redemptions of the exchanged shares are suspended under Section 22(e) of the Investment Company Act of 1940, or when sales of the fund into which you are exchanging are temporarily stopped).

      Distribution Expenses. The Fund is authorized under a Plan and Agreement of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan") to use its assets to finance certain activities relating to the distribution of shares. These expenditures may include compensation (including incentive compensation and/or continuing compensation based on the amount of customer assets maintained in the Fund) to securities dealers and other financial institutions and organizations, which may include IFG-affiliated companies, to obtain various distribution-related and/or administrative services for the Fund. Such services may include, among other things, processing new shareholder account applications, preparing and transmitting to the Fund's transfer agent computer-processable tapes of all transactions by customers, and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions.

      In addition, other reimbursable expenditures include advertising, preparation and distribution of sales literature, printing and distribution of prospectuses to prospective investors, public relations efforts, marketing programs and such other services and promotional activities agreed upon from time to time by the Fund and its board of directors. These services and activities may be conducted by the staff of IFG or its affiliates or by third parties.


      IFG is not entitled to reimbursement for overhead expenses under the Plan^ but may be reimbursed for all or a portion of the compensation paid for salaries and other employee benefits for IFG personnel whose primary responsibilities involve marketing shares of the INVESCO funds, including the Fund. Also, any payments made by the Fund may not be used to finance the distribution of shares of any other mutual fund advised by IFG. Payments made by the Fund under the Plan for compensation of marketing personnel, as noted above, are based on an allocation formula designed to ensure that all such payments are appropriate.


      Under the Plan, the Fund's reimbursement to IFG is limited to an amount computed at a maximum annual rate of 0.25% of the Fund's average net assets.
Payments by the Fund under the Plan, for any month, may only be made to reimburse expenditures incurred during the rolling 12-month period in which that month falls, although this period is expanded to 24 months for expenses incurred during the first 24 months of the Fund's operations. Therefore, any reimbursable expenses incurred by IFG in excess of the limitations described above are not reimbursable and will be borne by IFG. In addition, IFG may from time to time make additional payments from its revenues to securities dealers and other financial institutions that provide distribution-related and/or administrative services for the Fund. No further payments will be made by the Fund under the Plan in the event of its termination.

FUND SERVICES

      Shareholder Accounts. IFG will maintain a share account that reflects your current holdings. Share certificates will be issued only upon specific request. You will have greater flexibility to conduct transactions if you do not request certificates.


     Transaction Confirmations. You will receive detailed confirmations of individual purchases, exchanges^ and redemptions. If you choose certain recurring transaction plans (for instance, EasiVest), your transactions will be confirmed on your quarterly Investment Summary.


      Investment Summaries. Each calendar quarter, shareholders receive a written statement which consolidates and summarizes account activity and value at the beginning and end of the period for each of their INVESCO funds.

      Reinvestment of Distributions. Dividends and capital gain distributions are automatically invested in additional fund shares at the NAV on the ex-dividend date, unless you choose to have dividends and/or capital gain distributions automatically reinvested in another INVESCO fund or paid by check (minimum of $10.00).

      Telephone Transactions. All shareholders may exchange and redeem Fund shares by telephone, unless they expressly decline these privileges. By signing the new account Application, a Telephone Transaction Authorization Form, or otherwise using these privileges, the investor has agreed that, if the Fund has followed reasonable procedures, such as recording telephone instructions and sending written transaction confirmations, it will not be liable for following telephoned instructions that it believes to be genuine. As a result of this policy, the investor may bear the risk of any loss due to unauthorized or fraudulent instructions.

HOW TO SELL SHARES

      The following chart shows several convenient ways to redeem your Fund shares. Shares of the Fund may be redeemed at any time at their current NAV next determined after a request in proper form is received at the Fund's office. The NAV at the time of the redemption may be more or less than the price you paid to purchase your shares, depending primarily upon the Fund's investment performance.


      Please ^ specify from which fund you wish to redeem shares. Shareholders have a separate account for each fund in which they invest.

================================================================================
Method                      Minimum Redemption          Please Remember
================================================================================
By Telephone                $250 (or, if less,          These telephone
Call us toll-free           full liquidation of         redemption
at 1-800-525-8085.          the account) for a          privileges may be
                            redemption check;           modified or
                            $1,000 for a wire           terminated in the
                            to bank of record.          future at the
                            The maximum amount          discretion of IFG.
                            which may be
                            redeemed by
                            telephone is
                            generally $25,000.
--------------------------------------------------------------------------------

In Writing                  Any amount. The             If the shares to be
Mail your request           redemption request          redeemed are
to INVESCO Funds            must be signed by           represented by
Group, Inc., P.O.           all registered              stock certificates,
Box 173706,                 shareholders(s).            the certificates
Denver, CO 80217-           Payment will be             must be sent to
3706. You may also          mailed to your              IFG.
send your request           address of record,
by overnight                or to a pre-
courier to 7800 E.          designated bank.
Union Ave., Denver,
CO 80237.

--------------------------------------------------------------------------------
By Exchange                 $1,000 to open a            See "Exchange
Between this and            new account; $50            Privilege," page 10.
another of the              for written
INVESCO funds. Call         requests to
1-800-525-8085 for          purchase additional
prospectuses of             shares for an
other INVESCO               existing account.
funds. You may also         (The exchange
establish an                minimum is $250 for
automatic monthly           exchanges requested
exchange service            by telephone.)
between two INVESCO
funds; call IFG for
further details and
the correct form.
--------------------------------------------------------------------------------
Periodic Withdrawal         $100 per payment,           You must have at
Plan                        on a monthly or             least $10,000 total
You may call us to          quarterly basis.            invested with the
request the                 The redemption              INVESCO funds, with
appropriate form            check may be made           at least $5,000 of
and more                    payable to any              that total invested
information at 1-           party you                   in the fund from
800-525-8085.               designate.                  which withdrawals
                                                        will be made.

--------------------------------------------------------------------------------

Payment To Third            Any amount.                 All registered
Party                                                   owners of the
Mail your request                                       account must sign
to INVESCO Funds                                        the request, with a
Group, Inc., P.O.                                       signature guarantee
Box 173706,                                             from an eligible
Denver, CO 80217-                                       guarantor financial
3706.                                                   institution, such
                                                        as a commercial
                                                        bank or recognized
                                                        national or
                                                        regional securities
                                                        firm.

================================================================================


      While the Fund will attempt to process telephone redemptions promptly, there may be times -- particularly in periods of severe economic or market disruption -- when you may experience delays in redeeming shares by phone.

      Payments of redemption proceeds will be mailed within seven days following receipt of the redemption request in proper form. However, payment may be postponed under unusual circumstances -- for instance, if normal trading is not taking place on the New York Stock Exchange or during an emergency as defined by the Securities and Exchange Commission. If your shares were purchased by a check which has not yet cleared, payment will be made promptly upon clearance of the purchase check (which may take up to 15 days).

      If you participate in EasiVest, the Fund's automatic monthly investment program, and redeem all of the shares in your account, we will terminate any further EasiVest purchases unless you instruct us otherwise.

      Because of the high relative costs of handling small accounts, should the value of any shareholder's account fall below $250 as a result of shareholder action, the Fund reserves the right to involuntarily redeem all shares in such account, in which case the account would be liquidated and the proceeds forwarded to the shareholder. Prior to any such redemption, a shareholder will be notified and given 60 days to increase the value of the account to $250 or more.

TAXES, DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

      Taxes. The Fund intends to distribute to shareholders substantially all of its net investment income and net capital gains, if any, in order to continue to qualify for tax treatment as a regulated investment company. Thus, the Fund does not expect to pay any federal income or excise taxes.

      Exempt-interest dividends paid by the Fund are normally free of federal income tax to shareholders, although they are subject to state and local income taxes. Unless shareholders are exempt from income taxes, however, they must include all capital gain distributions, as well as any dividends earned on the Fund's sh ort-term taxable investments, in taxable income for federal, state^ and local income tax purposes. These distributions are taxable whether they are received in cash or automatically ^ reinvested in shares of the Fund or another fund in the INVESCO group.


      Under the Tax Reform Act of 1986, interest on certain "private activity bonds" issued after August 7, 1986, is an item of tax preference for purposes of the alternative minimum tax in taxable years beginning after December 31, 1986. The Fund intends to limit, and has limited in the past, its investments in such "private activity bonds" to not more than 20% of the Fund's total assets. The portion of exempt-interest dividends paid by the Fund which is attributable to such "private activity bonds" would be an item of tax preference to shareholders.

      Shareholders may be subject to backup withholding of 31% on capital gain distributions and redemption proceeds. Unless you are subject to backup withholding for other reasons, you can avoid backup withholding on your Fund account by ensuring that we have a correct, certified tax identification number.

      Dividends and Capital Gain Distributions. The Fund earns daily net investment income in the form of dividends and interest on its investments. The Fund's policy is to distribute substantially all of this income, less Fund expenses, to shareholders on a monthly basis, at the discretion of the Fund's board of directors.

      In addition, the Fund realizes capital gains and losses when it sells securities or engages in futures transactions for more or less than it paid. If total gains on sales exceed total losses (including losses carried forward from previous years), the Fund has a net realized capital gain. Net realized capital gains, if any, are distributed to shareholders at least annually, usually in December.

      Dividends and capital gain distributions are paid to shareholders who hold shares on the record date of distribution regardless of how long the shares have been held. The Fund's share price will then drop by the amount of the distribution on the day the distribution is made. If a shareholder purchases shares immediately prior to the distribution, the shareholder will, in effect, have "bought" the distribution by paying the full purchase price, a portion of which is then returned in the form of a distribution, some or all of which may be taxable.


      At the end of each year, information regarding the tax status of dividends, capital gain distributions^ and distributions subject to tax preference is provided to shareholders. Net realized capital gains are divided into short-term and long-term gains depending upon how long the Fund held the security which gave rise to the gains. The capital gains distribution consists of long-term capital gains which are taxed at the capital gains rate. Short-term capital gains are included with ^ income from dividends and interest as ordinary income and are paid to shareholders as taxable dividends.


      Shareholders also may realize capital gains or losses when they sell their Fund shares at more or less than the price originally paid.


      We encourage you to consult a tax adviser with respect to these matters. For further information, see "Dividends, Capital Gain Distributions and Taxes" in the Statement of Additional Information.


ADDITIONAL INFORMATION

      Voting Rights. All shares of the Company have equal voting rights based on one vote for each share owned. Voting with respect to certain matters, such as ratification of independent accountants and the election of directors, will be by all the funds of the Company voting together. In other cases, such as voting upon an investment advisory contract, voting is on a fund-by-fund basis. To the extent permitted by law, when not all funds are affected by a matter to be voted upon, only shareholders of the fund or funds affected by the matter will be entitled to vote thereon. The Company is not generally required and does not expect to hold regular annual meetings of shareholders. However, when requested to do so in writing by the holders of 10% or more of the outstanding shares of the Company or as may be required by applicable law or the Company's Articles of Incorporation, the board of directors will call special meetings of shareholders. Directors may be removed by action of the holders of a majority of the outstanding shares of the Company. The Company will assist shareholders in communicating with other shareholders as required by the Investment Company Act of 1940.

                                    INVESCO TAX-FREE INTERMEDIATE BOND FUND A no-load mutual fund seeking as high a level of current income exempt from federal taxes as is consistent with the preservation of capital.

                                    PROSPECTUS
                                    November 1, 1996

To receive general information and prospectuses on any of the INVESCO funds or retirement plans, or to obtain current account or price information or responses to other questions, call toll-free:

      1-800-525-8085

To reach PAL(R), your 24-hour Personal Account Line (PAL) call:

      1-800-424-8085

Or write to:

      INVESCO Funds Group, Inc., Distributor
      Post Office Box 173706
      Denver, Colorado  80217-3706

You can find us on the World Wide Web:

      http://www.invesco.com

If you're in Denver, please visit one of our convenient Investor Centers:

      Cherry Creek
      155-B Fillmore Street

      Denver Tech Center
      7800 East Union Avenue
      Lobby Level

PROSPECTUS
November 1, 1996

                     INVESCO TAX-FREE LONG-TERM BOND FUND


      INVESCO Tax-Free Long-Term Bond Fund (the "Fund") is actively managed to seek as high a level of current income exempt from federal income taxes^ as is consistent with the preservation of capital by investing in a diversified portfolio of long-term obligations, the interest on which is exempt from federal income taxes. These "municipal bonds" may be issued by states, territories, and possessions of the United States and the District of Columbia, as well as their political subdivisions, agencies, and instrumentalities. The dollar-weighted average maturity of the obligations in the Fund's portfolio normally will be at least 10 years.


      This prospectus provides you with the basic information you should know before investing in the Fund. You should read it and keep it for future reference. A Statement of Additional Information containing further information about the Fund, dated November 1, 1996, has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. To obtain a free copy, write to INVESCO Funds Group, Inc., P.O. Box 173706, Denver, Colorado 80217-3706; or call 1-800-525-8085.

TABLE OF CONTENTS


ESSENTIAL INFORMATION......................................................  2

ANNUAL FUND EXPENSES.......................................................  3

FINANCIAL HIGHLIGHTS.......................................................  4

INVESTMENT OBJECTIVE AND STRATEGY..........................................  5

INVESTMENT POLICIES AND RISKS..............................................  5

THE FUND AND ITS MANAGEMENT................................................  7

FUND PRICE AND PERFORMANCE.................................................  9

HOW TO BUY SHARES..........................................................  9

FUND SERVICES.............................................................. 12

HOW TO SELL SHARES......................................................... 12

TAXES, DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS............................ 13

ADDITIONAL INFORMATION..................................................... 14




 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER FINANCIAL INSTITUTION. THE SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

ESSENTIAL INFORMATION

     Investment Goal And Strategy. INVESCO Tax-Free Long-Term Bond Fund is a diversified mutual fund that seeks current income free from federal income taxes. The Fund invests primarily in municipal obligations, and the average dollar-weighted maturity for its entire portfolio will normally be 10 years or longer. There is no guarantee that the Fund will meet its objective. See "Investment Objective And Strategy."

      Designed For: Investors primarily seeking current income free from federal income taxes. While not a complete investment program, the Fund may be a valuable element of your investment portfolio. The Fund is not a suitable investment for tax-sheltered retirement programs such as the IRA, SEP-IRA, SARSEP, 401(k), Profit Sharing, Money Purchase Pension, or 403(b) plans.

     Time Horizon. The Fund is managed for daily income, paid monthly. Investors should not consider this Fund for the portion of their savings devoted to capital growth.


     Risks. The Fund uses a moderate investment strategy, but its investments are subject to both credit and market risk. Investors should expect to see their price per share vary with moves in the municipal bond market, economic conditions and other factors. See "Investment Policies ^ And Risks."


     Organization and Management. The Fund is a series of INVESCO Tax-Free Income Funds, Inc. (the "Company"), a diversified, managed, no-load mutual fund. The Fund is owned by its shareholders. It employs INVESCO Funds Group, Inc. ("IFG"), founded in 1932, to serve as investment adviser, administrator, distributor, and transfer agent; and INVESCO Trust Company ("INVESCO Trust"), founded in 1969, as sub-adviser. Together, IFG and INVESCO Trust constitute "Fund Management."

     The Fund's investments are selected by INVESCO vice president James S. Grabovac. A Chartered Financial Analyst, Mr. Grabovac earned his MBA from the University of Michigan and a BA from Lawrence University. See "The Fund And Its Management."

      IFG and INVESCO Trust are part of a global firm that managed approximately $90 billion as of June 30, 1996. The parent company, INVESCO PLC, is based in London, with money managers located in Europe, North America, and the Far East.


      This Fund ^ offers all of the following  services at no charge:
      Telephone purchases
      Telephone exchanges
      Telephone redemptions
      Automatic reinvestment of distributions

      Regular investment plans, such
      as EasiVest (the Fund's automatic
      monthly investment program),
      Direct Payroll Purchase, and
      Automatic Monthly Exchange
      Periodic withdrawal plans

      See "How To Buy Shares" and "How To Sell Shares."

      Minimum   Initial    Investment:    $1,000,    which   is   waived   for
regular   investment   plans,    including   EasiVest   and   Direct   Payroll
Purchase.

      Minimum Subsequent Investment: $50.

ANNUAL FUND EXPENSES

      The Fund is no-load; there are no fees to purchase, exchange or redeem shares. The Fund, however, is authorized to pay a Rule
12b-1   distribution  fee  of  one  quarter  of  one  percent  of  the  Fund's
average    net    assets    each    year.    (See    "How   To   Buy    Shares
--Distribution Expenses.")

      Like any company, the Fund has operating expenses -- such as portfolio management, accounting, shareholder servicing, maintenance of shareholder accounts, and other expenses. These expenses are paid from the Fund's assets. Lower expenses therefore benefit investors by increasing the Fund's total return.

      We calculate annual operating expenses as a percentage of the Fund's average annual net assets. To keep expenses competitive, the Fund's manager voluntarily reimburses the Fund for amounts in excess of 0.90% of average net assets.

Annual Fund Operating Expenses
(as a percentage of average net assets)


Management Fee                                                        0.55%
12b-1 Fees                                                            0.25%
Other ^ Expenses (after absorbed expenses)(1),(2)                     0.11%
                                                                      -----
Total Fund Operating Expenses (after
            absorbed expenses)(1),(2)                                 0.91%
                                                                      =====


(1)It should be noted that the Fund's actual total operating expenses were lower than the figures shown, because the Fund's custodian fees and pricing expenses were reduced under an expense offset arrangement and the Fund Manager's voluntary reimbursement to the Fund for amounts in excess of 0.90% of average net assets. However, as a result of a regulatory requirement for mutual funds to state their total operating expenses without crediting any such expense offset arrangement, the figures shown above do not reflect these reductions. In comparing expenses for different years, please note that the ratios of Expenses to Average Net Assets shown under "Financial Highlights" do reflect any reductions for periods prior to the fiscal year ended June 30, 1996.

(2)Certain Fund expenses of the Tax-Free Long-Term Bond Fund are being voluntarily absorbed by IFG. Ratio reflects total expenses less absorbed expenses by IFG, before any expense offset arrangement. In the absense of such voluntary expense limitation, the Fund's "Other Expenses" and "Total Fund Operating Expenses" would have been 0.24% and 1.04%, respectively, based on the Fund's actual expenses for the fiscal year ended June 30, 1996.


Example*


      A shareholder would pay the following expenses on a $1,000 investment for the periods shown, assuming a hypothetical 5% annual return and redemption at the end of each time period. (Of course, actual operating expenses are paid from the Fund's assets ^ and are deducted from the amount of income available for distribution to shareholders; they are not charged directly to shareholder accounts.)


                  1 Year      3 Years     5 Years     10 Years
                  ------      -------     -------     --------
                  $9          $29         $51         $112


      The purpose of this table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly. The example should not be considered a representation of past or future performance or expenses, and actual annual returns and expenses may be greater or less than those shown. For more information on the Fund's expenses, see "The Fund ^ And Its Management" and "How ^ To Buy Shares -- Distribution Expenses."

      ^ Because the Fund pays a distribution fee, investors who own Fund shares for a long period of time may pay more than the economic equivalent of the maximum front-end sales charge permitted for mutual funds by the National Association of Securities Dealers, Inc.

*The expense information in the above tables has been presented on a basis that assumes that the Fund's current 0.90% expense limitation had been in effect during the entire year ended June 30, ^ 1996.

FINANCIAL HIGHLIGHTS
(For a Fund Share Outstanding Throughout Each Period)

      The following information has been audited by Price Waterhouse LLP, independent accountants. This information should be read in conjunction with the audited financial statements and the independent accountant's report thereon appearing in the Fund's 1996 Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information. Both are available without charge by contacting IFG at the address or telephone number on the cover of this prospectus. The Annual Report also contains more information about the Fund's performance.


                                                            Year Ended June 30
                          ----------------------------------------------------------------------------------------------------
                            1996      1995       1994      1993       1992      1991       1990      1989       1988     1987

PER SHARE DATA
Net Asset Value --
   Beginning of
   Period                 $15.07    $15.29     $16.35    $15.69     $15.05    $14.90     $15.15    $13.82     $13.86    $15.20
                        ------------------------------------------------------------------------------------------------------
INCOME FROM
   INVESTMENT
   OPERATIONS
Net Investment
   Income                   0.73      0.80       0.83      0.87       0.92      0.96       0.99      1.01       1.00      1.09
Net Gains or (Losses)
   on Securities
   (Both Realized
   and Unrealized)          0.32      0.09     (1.00)      1.04       0.95      0.27     (0.25)      1.33     (0.04)    (0.28)
                        ------------------------------------------------------------------------------------------------------
Total from Investment
   Operations               1.05      0.89     (0.17)      1.91       1.87      1.23       0.74      2.34       0.96      0.81
                        ------------------------------------------------------------------------------------------------------






LESS DISTRIBUTIONS
Dividends from Net
   Investment Income        0.73      0.80       0.83      0.87       0.92      0.96       0.99      1.01       1.00      1.09
Distributions from
   Capital Gains            0.19      0.31       0.06      0.38       0.31      0.12       0.00      0.00       0.00      1.06
                        ------------------------------------------------------------------------------------------------------
Total Distributions         0.92      1.11       0.89      1.25       1.23      1.08       0.99      1.01       1.00      2.15
                        ------------------------------------------------------------------------------------------------------
Net Asset Value --
   End of Period          $15.20    $15.07     $15.29    $16.35     $15.69    $15.05     $14.90    $15.15     $13.82    $13.86
                        ======================================================================================================

TOTAL RETURN               7.01%     6.16%    (1.16%)    12.57%     12.79%     8.55%      5.10%    17.64%      7.29%     4.99%

RATIOS
Net Assets --
   End of Period
   ($000 Omitted)       $250,890  $254,584   $282,407  $332,239   $272,382  $208,100   $179,107  $143,678   $109,132  $117,875
Ratio of Expenses
   to Average
   Net Assets#            0.91%@     0.92%      1.00%     1.03%      1.02%     0.93%      0.75%     0.74%      0.77%     0.70%
Ratio of Net
   Investment Income
   to Average Net
   Assets#                 4.76%     5.31%      5.14%     5.43%      5.90%     6.39%      6.67%     7.06%      7.33%     7.04%
Portfolio
   Turnover Rate            146%       99%        28%       30%        28%       25%        27%       27%        41%       98%

# Various expenses of the Fund were voluntarily absorbed by IFG for the years ended June 30, 1996 and 1995. If such expenses had not been voluntaily absorbed, ratio of expenses to average net assets would have been 1.04% and 1.05%, respectively, and ratio of net investment income to average net assets would have been 4.63% and 5.18%, respectively.

@ Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

INVESTMENT OBJECTIVE AND STRATEGY


      The Fund seeks as high a level of current income exempt from federal income taxes as is consistent with the preservation of capital. This investment objective is fundamental and cannot be changed without the approval of the Fund's shareholders. We focus on long-term municipal bonds, which may include any combination of general obligation, revenue, or industrial development bonds. As a matter of fundamental investment policy, at least 80% of the Fund's assets normally will consist of municipal bonds rated investment grade (as defined below) and short-term municipal notes rated within the two highest ratings by Standard & Poor's ^ ("S&P") or Moody's Investors Service, Inc. ("Moody's"). Under ordinary circumstances, no more than 20% of the Fund's assets may consist of municipal bonds rated below investment grade, temporary taxable investments (the income from which may be subject to federal income tax), AMT bonds and cash. There is no assurance that the Fund's investment objective will be met.

      The dollar-weighted average maturity of the obligations in the Fund's portfolio normally will be at least 10 years^ and will vary as Fund Management responds to changes in interest rates. There is no limitation on the maximum maturities of investments that may be purchased by the Fund.


INVESTMENT POLICIES AND RISKS


      Investors should expect to see their price per share vary with moves in the municipal bond market, economic conditions and other factors. The Fund invests in many different issues over a wide geographical range; this diversification reduces the Fund's overall exposure to investment and market risks^ but cannot eliminate these risks.


      Municipal Securities. When we assess an issuer's ability to meet its interest rate obligations and repay its debt when due, we are referring to "credit risk." Municipal obligations are rated based on their estimated credit risk by independent services such as S&P or Moody's. "Market risk" refers to sensitivity to changes in interest rates: For instance, when interest rates go up, the market value of a previously issued bond generally declines; on the other hand, when interest rates go down, bonds generally see their prices increase.


      The lower a bond's quality, the more it is subject to credit risk and market risk and the more speculative it becomes; this is also true of most unrated municipal securities. Therefore, the Fund does not invest in obligations it believes to be highly speculative. In practice, this means we primarily hold investment grade municipal bonds -- those rated AAA, AA, A or BBB by S&P or Aaa, Aa, A or Baa by Moody's. Overall, these municipal securities enjoy strong to adequate capacity to pay principal and interest. No more than 10% of assets may be invested in issues rated below investment grade quality (commonly called "junk bonds^" and rated BB or lower by S&P or Ba or lower by Moody's or^ if unrated, are judged by Fund Management to be of equivalent quality); these include issues which are of poorer quality and may have some speculative characteristics, according to the ratings services. Never, under any circumstances, does the Fund invest in bonds which are rated below B- or B by S&P and Moody's, respectively. Bonds rated B- or B may be in default or there may be present elements of danger with respect to payment of principal or interest. While Fund Management continuously monitors all of the municipal bonds in the Fund's portfolio for the issuer's ability to make required principal and interest payments and other quality factors, it may retain a bond whose rating is changed to one below the minimum rating required for purchase of the security. For a detailed description of municipal bond ratings, see the Statement of Additional Information and Appendix A therein.


      For the fiscal year ended June 30, 1996, the following percentages of the Fund's total assets were invested in municipal bonds rated investment grade (BBB by S&P or Baa by Moody's and above) at the time they were purchased: AAA-- 34.39%; AA-- 15.37%; A-- 20.82%; and BBB-- 6.49%; and the following percentages were invested in municipal bonds rated below investment grade at the time of purchase: BB-- 3.90%. Finally, 1.65% of total assets were invested in unrated municipal bonds determined by Fund Management to be at least comparable to bonds rated B. In addition, 14.15% of the Fund's total assets were invested in corporate and municipal short-term notes rated in the highest rating category for such notes. All of these percentages were determined on a dollar-weighted basis, calculated by averaging the Fund's month-end portfolio holdings during the fiscal year. Keep in mind that the Fund's holdings are actively traded, and bond ratings are occasionally adjusted by ratings services, so these figures do not represent the Fund's actual holdings or quality ratings as of June 30, 1996.


      AMT Bonds. These are "private activity bonds" issued after August 7, 1986; the proceeds are directed in full or in part to private, for-profit organizations. The income from AMT bonds is exempt from federal income tax^ but may be subject to the alternative minimum tax -- a special tax that applies to taxpayers who have certain adjustments to income or tax preference items.


      Futures and Options. A futures contract is an agreement to buy or sell a specific amount of a financial instrument or commodity at a particular price on a particular date. The Fund will use futures contracts only to hedge against price changes in the value of its current or intended investments in securities. In the event that an anticipated decrease in the value of portfolio securities occurs as a result of a general decrease in prices, the adverse effects of such changes may be offset, at least in part, by gains on the sale of futures contracts. Conversely, the increased cost of portfolio securities to be acquired, caused by a general increase in prices, may be offset, at least in part, by gains on futures contracts purchased by the Fund. The board of directors has adopted a non-fundamental restriction that the aggregate market value of the futures contracts the Fund holds cannot exceed 30% of the market value of its total assets. Brokerage fees are paid to trade futures contracts, and the Fund is required to maintain margin deposits.

      Put and call options on futures contracts or securities may be traded by the Fund in order to protect against declines in the values of portfolio securities or against increases in the cost of securities to be acquired. Put and call options are contracts which grant the right to sell at a specified price a specific security or futures contract by a certain date. The put option buyer gains this right in return for a premium. Purchases of options on futures contracts may present less dollar risk in hedging the Fund's portfolio than the purchase and sale of the underlying futures contracts, since the potential loss is limited to the amount of the premium plus related transaction costs. The premium paid for such a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise or liquidation of the option, and, unless the price of the underlying futures contract changes sufficiently, the option may expire without value to the Fund.

      Although the Fund will enter into futures contracts and options on futures contracts and securities solely for hedging or other nonspeculative purposes, their use does involve certain risks. For example, a lack of correlation between the value of an instrument underlying an option or futures contract and the assets being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful and could result in losses. In addition, there can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses. Transactions in futures contracts and options are subject to other risks as well, which are set forth in greater detail in the Statement of Additional Information and Appendix B therein.

      Zero Coupon Securities. These securities make no periodic interest payments. Instead, they are sold at a discount from their face value. The buyer of the security receives the rate of return by the gradual appreciation in the price of the security, which is redeemed at face value at maturity. Being extremely responsive to changes in interest rates, the market price of zero coupon securities may be more volatile than other bonds. The Fund may be required to distribute income recognized on these bonds, even though no cash interest payments are received, which could reduce the amount of cash available for investment by the Fund.

      Delayed     Delivery     or     When-Issued     Purchases.     Municipal
obligations   may  at  times   be   purchased   or  sold  by  the  Fund   with
settlement   taking  place  in  the  future.   The  payment   obligation   and
the  interest  rate  that  will  be  received  on  the  securities   generally
are  fixed  at  the  time  the  Fund  enters  into  the  commitment.   Between
the date of purchase and the settlement date, the value of the securities is subject to market fluctuations, and no interest is payable to the Fund prior to the settlement date.

      Securities Lending. The Fund may seek to earn additional income by lending securities to qualified brokers, dealers, banks, or other financial institutions, on a fully collateralized basis. For further information on this policy, see "Investment Policies and Restrictions" in the Statement of Additional Information.

      Repurchase Agreements. The Fund may invest money, for as short a time as overnight, using repurchase agreements ("repos"). With a repo, the Fund buys a debt instrument, agreeing simultaneously to sell it back to the prior owner at an agreed-upon price. The Fund could incur costs or delays in seeking to sell the instrument if the prior owner defaults on its repurchase obligation. To reduce that risk, the securities that are the subject of the repurchase agreement will be maintained with the Fund's custodian in an amount at least equal to the repurchase price under the agreement (including accrued interest). These agreements are entered into only with member banks of the Federal Reserve System, registered broker-dealers, and registered U.S. government securities dealers that are deemed creditworthy under standards set by the Fund's board of directors.


      When we believe market or economic conditions are adverse, the Fund may assume a defensive position by temporarily investing a portion of its assets in short-term taxable investments or cash, seeking to protect its assets until conditions stabilize. Short- term taxable investments, if any, normally will consist of obligations of the U.S. government, its agencies or instrumentalities; obligations of banks regulated by the United States, including negotiable certificates of deposit and banker's acceptances; and commercial paper rated at least P-2 by Moody's or A-2 by S&P. Dividends paid by the Fund attributable to income from such investments will be taxable to investors. See "Taxes, Dividends and Capital Gain Distributions ^."


      For a further discussion of risks associated with an investment in the Fund, see "Investment Policies and Restrictions" and "Investment Practices" in the Statement of Additional Information.

      Investment Restrictions. Certain restrictions, which are set forth in the Statement of Additional Information, may not be altered without the approval of the Fund's shareholders. For example, the Fund limits to 5% the portion of its total assets which may be invested in a single issuer, and to 25% the portion that may be invested in any one industry. Municipal securities are not considered to be an "industry" for this purpose, although industrial development bonds are grouped into industries depending upon the businesses of the companies that have the ultimate responsibility for payment. In addition, except where indicated to the contrary, the investment objective and policies described in
this   prospectus  are   fundamental   and  may  not  be  changed   without  a
vote of the Fund's shareholders.

THE FUND AND ITS MANAGEMENT

      The Company is a no-load mutual fund, registered with the Securities and Exchange Commission as a diversified, open-end, management investment company. It was incorporated on April 22, 1981, under the laws of Colorado and was reorganized as a Maryland corporation on November 1, 1993.


      The Company's board of directors has responsibility for overall supervision of the Fund^ and reviews the services provided by the adviser and sub-adviser. Under an agreement with the Company, INVESCO Funds Group, Inc. ("IFG"), 7800 E. Union Avenue, Denver, Colorado 80237, serves as the Fund's investment manager; it is primarily responsible for providing the Fund with various administrative services. IFG's wholly-owned subsidiary, INVESCO Trust, is the Fund's sub-adviser and is primarily responsible for managing the Fund's investments. Together, IFG and INVESCO Trust constitute "Fund Management."


      James S. Grabovac, portfolio manager for the Fund since 1995, has responsibility for the day-to-day management of the Fund's holdings. He also manages INVESCO Tax-Free Intermediate Bond Fund. A Chartered Financial Analyst, Mr. Grabovoc is a vice president of INVESCO Trust; previously, his career included these highlights: He was a principal and fund manager (1991 to 1995) and portfolio manager (1989 to 1991) with Stein Roe & Farnham Inc., a futures and options trader with Continental Illinois National Bank (1987), a corporate bond trader with The Chicago Corporation from 1985 to 1987, and Midwest municipal underwriting manager with Continental Illinois National Bank from 1982 to 1985. He holds an MBA from the University of Michigan and a BA from Lawrence University.

      Fund Management permits investment and other personnel to purchase and sell securities for their own accounts, subject to a compliance policy governing personal investing. This policy requires Fund Management's personnel to conduct their personal investment activities in a manner that Fund Management believes is not detrimental to the Fund or Fund Management's other advisory clients. See the Statement of Additional Information for more detailed information.

      The Fund pays IFG a monthly management fee which is based upon a percentage of the Fund's average net assets determined daily; in turn, IFG pays INVESCO Trust a sub-advisory fee out of its management fee. The management fee is computed at the annual rate of 0.55% on the first $300 million of the Fund's average net assets; 0.45% on the next $200 million of the Fund's average net assets; and 0.35% on the Fund's average net assets over $500 million. For the fiscal year ended June 30, 1996, investment management fees paid by the Fund amounted to 0.55% of its average net assets. Out of this fee, IFG paid an amount equal to 0.24% of the Fund's average net assets to INVESCO Trust as a sub-advisory fee. No fee is paid by the Fund to INVESCO Trust.

      Under a Transfer Agency Agreement, IFG acts as registrar, transfer agent, and dividend disbursing agent for the Fund. The Fund pays an annual fee of $26.00 per shareholder account or per participant in an omnibus account for these services. Registered broker-dealers, third party administrators of tax-qualified retirement plans and other entities, including affiliates of IFG, may provide equivalent services to the Fund. In these cases, IFG may pay, out of the fee it receives from the Fund, an annual sub- transfer agency or record-keeping fee to the third party.

      In addition, under an Administrative Services Agreement, IFG handles additional administrative, record-keeping, and internal sub-accounting services for the Fund. For the fiscal year ended June 30, 1996, the Fund paid IFG a fee for these services equal to 0.02% (prior to the voluntary absorption of certain fund expenses by IFG) of the Fund's average net assets.

      The Fund's expenses, which are accrued daily, are deducted from total income before dividends are paid. Total expenses of the Fund for the fiscal year ended June 30, 1996, including investment management fees (but excluding brokerage commissions, which are a cost of acquiring securities), amounted to 0.91% of the Fund's average net assets. Certain Fund expenses were, and are, absorbed voluntarily by IFG pursuant to a commitment to the Fund in order to ensure that the Fund's total operating expenses did not exceed 1.00% of the Fund's average net assets (from July 1, 1994 through August 31, 1994) and will not exceed 0.90% of the Fund's average net assets (beginning September 1, 1994). This commitment may be changed following consultation with the Company's board of directors. In the absence of this voluntary expense limitation, the Fund's total operating expenses would have been 1.04% of its average net assets.


      Fund Management places orders for the purchase and sale of portfolio securities with brokers and dealers based upon Fund Management's evaluation of their financial responsibility coupled with their ability to effect transactions at the best available prices. As discussed under "How ^ To Buy Shares -- Distribution Expenses," the Fund may market its shares through intermediary brokers or dealers that have entered into Dealer Agreements with IFG, as the Fund's Distributor. The Fund may place orders for portfolio transactions with qualified ^ broker-dealers that recommend the Fund^ or sell shares of the Fund^ to clients, or act as agent in the purchase of Fund shares for clients, if Fund Management believes that the quality of the execution of the transaction and level of commission are comparable to those available from other qualified brokerage firms. For further information, see "Investment Practices -- Placement of Portfolio Brokerage" in the Statement of Additional Information.

      The parent company for IFG and INVESCO Trust is INVESCO PLC, a publicly traded holding company whose subsidiaries provide investment services around the world. IFG was established in 1932 and, as of June 30, 1996, managed 14 mutual funds, consisting of 39 separate portfolios, with combined assets of approximately $12.9 billion on behalf of over 826,000 shareholders. INVESCO Trust (founded in 1969) served as adviser or sub-adviser to 45 investment portfolios as of June 30, 1996, including 27 portfolios in the INVESCO group. These 45 portfolios had aggregate assets of approximately $12.0 billion as of June 30, 1996. In addition, INVESCO Trust provides investment management services to private clients, including employee benefit plans that may be invested in a collective trust sponsored by INVESCO Trust.

FUND PRICE AND PERFORMANCE

      Determining Price. The value of your investment in the Fund will vary daily. The price per share is also known as the Net Asset Value (NAV). IFG prices the Fund every day that the New York Stock Exchange is open, as of the close of regular trading (normally, 4:00 p.m., New York time). NAV is calculated by adding together the current market value of all of the Fund's assets, including accrued interest and dividends; then subtracting liabilities, including accrued expenses; and finally dividing that dollar amount by the total number of shares outstanding.

      Performance Data. To keep shareholders and potential investors informed, we will occasionally advertise the Fund's total return and yield. Total return figures show the average annual rate of return on a $1,000 investment in the Fund, assuming reinvestment of all dividends and capital gain distributions for one-, five- and ten-year periods. Cumulative total return shows the actual rate of return on an investment; average annual total return represents the average annual percentage change in the value of an investment. Both cumulative and average annual total returns tend to "smooth out" fluctuations in the Fund's investment results, not showing the interim variations in performance over the periods cited.


      The yield of the Fund refers to the income generated by an investment in the Fund over a 30-day or one-month period^ and is computed by dividing the net investment income per share earned during the period by the net asset value per share at the end of the period, then adjusting the result to provide for semi-annual compounding. We may also discuss the Fund's "taxable equivalent yield" -- the yield a taxable investment would have to generate in order to provide the same income as the Fund, assuming certain federal tax rates. This yield quotation allows investors to compare taxable and tax-exempt bond funds more fairly.

      More information about the Fund's recent and historical performance is contained in the Fund's Annual Report to ^ S hareholders. You can get a free copy by calling or writing to IFG using the telephone number or address on the cover of this prospectus.

      When we quote mutual fund rankings published by Lipper Analytical Services, Inc., we may compare the fund to others in its category of General Municipal Bond Funds, as well as the broad-based Lipper general fund groupings. These rankings allow you to compare the Fund to its peers. Other independent financial media also produce performance- or service-related comparisons, which you may see in our promotional materials. For more information, see "Fund Performance" in the Statement of Additional Information.


      Performance figures are based on historical investment results and are not intended to suggest future performance.

HOW TO BUY SHARES


      The following chart shows several convenient ways to invest in the Fund. Your new Fund shares will be priced at the NAV next determined after your order is received in proper form. There is no charge to invest, exchange^ or redeem shares when you make transactions directly through IFG. However, if you invest in the Fund through a securities broker, you may be charged a commission or transaction fee. For all new accounts, please send a completed application form. Please specify which Fund you wish to purchase.


      Fund Management reserves the right to increase, reduce or waive the minimum investment requirements in its sole discretion, where it determines this action is in the best interests of the Fund. Further, Fund Management reserves the right in its sole discretion to reject any order for the purchase of Fund shares (including purchases by exchange) when, in its judgment, such rejection is in the Fund's best interests.

================================================================================
Method                      Investment Minimum          Please Remember
--------------------------------------------------------------------------------

By Check                    $1,000 for regular          If your check does
Mail to:                    account;                    not clear, you will
INVESCO Funds               $50 minimum for             be responsible for
Group, Inc.                 each subsequent             any related loss
P.O. Box 173706,            investment.                 the Fund or IFG
Denver, CO 80217-                                       incurs. If you are
3706.                                                   already a
Or you may send                                         shareholder in the
your check by                                           INVESCO funds, the
overnight courier                                       Fund may seek
to: 7800 E. Union                                       reimbursement from
Ave.,                                                   your existing
Denver, CO 80237.                                       account(s) for any
                                                        loss incurred.

--------------------------------------------------------------------------------
By Telephone or             $1,000.                     Payment must be
Wire                                                    received within 3
Call 1-800-525-8085                                     business days, or
to request your                                         the transaction may
purchase. Then send                                     be cancelled. If a
your check by                                           telephone purchase
overnight courier                                       is cancelled due to
to our street                                           nonpayment, you
address:                                                will be responsible
7800 E. Union Ave.,                                     for any related
Denver, CO 80237.                                       loss the Fund or
Or you may transmit                                     IFG incurs. If you
your payment by                                         are already a
bank wire (call IFG                                     shareholder in the
for instructions).                                      INVESCO funds, the
                                                        Fund may seek
                                                        reimbursement from your
                                                        existing account(s) for
                                                        any loss incurred.

--------------------------------------------------------------------------------
With EasiVest or            $50 per month for           Like all regular
Direct Payroll              EasiVest; $50 per           investment plans,
Purchase                    pay period for              neither EasiVest
You may enroll on           Direct Payroll              nor Direct Payroll
the fund                    Purchase. You may           Purchase ensures a
application, or             start or stop your          profit or protects
call us for the             regular investment          against loss in a
correct form and            plan at any time,           falling market.
more details.               with two weeks'             Because you'll
Investing the same          notice to IFG.              invest continually,
amount on a monthly                                     regardless of
basis allows you to                                     varying price
buy more shares                                         levels, consider
when prices are low                                     your financial
and fewer shares                                        ability to keep
when prices are                                         buying through low
high. This "dollar-                                     price levels. And
cost averaging" may                                     remember that you
help offset market                                      will lose money if
fluctuations. Over                                      you redeem your
a period of time,                                       shares when the
your average cost                                       market value of all
per share may be                                        your shares is less
less than the                                           than their cost.
actual average
price per share.
--------------------------------------------------------------------------------
By PAL(R)                   $1,000.                     Be sure to write
Your "Personal                                          down the
Account Line" is                                        confirmation number
available for                                           provided by PAL(R).
subsequent                                              Payment must be
purchases and                                           received within 3
exchanges 24-hours                                      business days, or
a day. Simply call                                      the transaction may
1-800-424-8085.                                         be cancelled. If a
                                                        telephone purchase is
                                                        cancelled due to
                                                        nonpayment, you will be
                                                        responsible for any
                                                        related loss the Fund or
                                                        IFG incurs.  If you are
                                                        already a shareholder in
                                                        the INVESCO funds, the
                                                        Fund may seek
                                                        reimbursement  from your
                                                        existing  account(s) for
                                                        any loss incurred.

--------------------------------------------------------------------------------
By Exchange                 $1,000 to open a            See "Exchange
Between this and            new account; $50            Privilege," page 11.
another of the              for written
INVESCO funds. Call         requests to
1-800-525-8085 for          purchase additional
prospectuses of             shares for an
other INVESCO               existing account.
funds. You may also         (The exchange
establish an                minimum is $250 for
Automatic Monthly           purchases requested
Exchange service            by telephone.)
between two INVESCO
funds; call IFG for
further details and
the correct form.
================================================================================


      Your order to purchase Fund shares will not begin earning dividends or other distributions until your payment can be converted into available federal funds under regular banking procedures or, if you are acquiring shares in an exchange from another INVESCO fund, the Fund receives the proceeds of the exchange. Checks normally are converted into federal funds (moneys held on deposit within the Federal Reserve System) within two or three business days after we receive them, although this period may be longer for checks drawn on banks that are not members of the Federal Reserve System.


      Exchange Privilege. You may exchange your shares in this Fund for those in another INVESCO fund^ on the basis of their respective net asset values at the time of the exchange. Before making any exchange, be sure to review the prospectuses of the funds involved and consider their differences.


      Please note these policies regarding exchanges of fund shares:

      1)  The fund accounts must be identically registered.

      2)  You  may  make  four   exchanges   out  of  each  fund  during  each
calendar year.

      3) An exchange is the redemption of shares from one fund followed by the purchase of shares in another. Therefore, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless, of course, your account is tax-deferred).

      4) The Fund reserves the right to reject any exchange request, or to modify or terminate exchange privileges, in the best interests of the Fund and its shareholders. Notice of all such modifications or termination will be given at least 60 days prior to the effective date of the change in privilege, except for unusual instances (such as when redemptions of the exchanged shares are suspended under Section 22(e) of the Investment Company Act of 1940, or when sales of the fund into which you are exchanging are temporarily stopped).

      Distribution Expenses. The Fund is authorized under a Plan and Agreement of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan") to use its assets to finance certain activities relating to the distribution of shares. These expenditures may include compensation (including incentive compensation and/or continuing compensation based on the amount of customer assets maintained in the Fund) to securities dealers and other financial institutions and organizations, which may include IFG-affiliated companies, to obtain various distribution-related and/or administrative services for the Fund. Such services may include, among other things, processing new shareholder account applications, preparing and transmitting to the Fund's transfer agent computer-processable tapes of all transactions by customers, and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions.

      In addition, other reimbursable expenditures include advertising, preparation and distribution of sales literature, printing and distribution of prospectuses to prospective investors, public relations efforts, marketing programs and such other services and promotional activities agreed upon from time to time by the Fund and its board of directors. These services and activities may be conducted by the staff of IFG or its affiliates or by third parties.


      IFG is not entitled to reimbursement for overhead expenses under the Plan^ but may be reimbursed for all or a portion of the compensation paid for salaries and other employee benefits for IFG personnel whose primary responsibilities involve marketing shares of the INVESCO funds, including the Fund. Also, any payments made by the Fund may not be used to finance the distribution of shares of any other mutual fund advised by IFG. Payments made by the Fund under the Plan for compensation of marketing personnel, as noted above, are based on an allocation formula designed to ensure that all such payments are appropriate.


      Under the Plan, the Fund's reimbursement to IFG is limited to an amount computed at a maximum annual rate of 0.25% of the Fund's average net assets.
Payments by the Fund under the Plan, for any month, may only be made to reimburse expenditures incurred during the rolling 12-month period in which that month falls. Therefore, any reimbursable expenses incurred by IFG in excess of the limitation described above are not reimbursable and will be borne by IFG. In addition, IFG may from time to time make additional payments from its revenues to securities dealers and other financial institutions that provide distribution-related and/or administrative services for the Fund. No further payments will be made by the Fund under the Plan in the event of its termination.

FUND SERVICES

      Shareholder Accounts. IFG will maintain a share account that reflects your current holdings. Share certificates will be issued only upon specific request. You will have greater flexibility to conduct transactions if you do not request certificates.


     Transaction Confirmations. You will receive detailed confirmations of individual purchases, exchanges^ and redemptions. If you choose certain recurring transaction plans (for instance, EasiVest), your transactions will be confirmed on your quarterly Investment Summary.


      Investment Summaries. Each calendar quarter, shareholders receive a written statement which consolidates and summarizes account activity and value at the beginning and end of the period for each of their INVESCO funds.

      Reinvestment of Distributions. Dividends and capital gain distributions are automatically invested in additional fund shares at the NAV on the ex-dividend date, unless you choose to have dividends and/or capital gain distributions automatically reinvested in another INVESCO fund or paid by check (minimum of $10.00).

      Telephone Transactions. All shareholders may exchange and redeem Fund shares by telephone, unless they expressly decline these privileges. By signing the new account Application, a Telephone Transaction Authorization Form, or otherwise using these privileges, the investor has agreed that, if the Fund has followed reasonable procedures, such as recording telephone instructions and sending written transaction confirmations, it will not be liable for following telephoned instructions that it believes to be genuine. As a result of this policy, the investor may bear the risk of any loss due to unauthorized or fraudulent instructions.

HOW TO SELL SHARES

      The following chart shows several convenient ways to redeem your Fund shares. Shares of the Fund may be redeemed at any time at their current NAV next determined after a request in proper form is received at the Fund's office. The NAV at the time of the redemption may be more or less than the price you paid to purchase your shares, depending primarily upon the Fund's investment performance.


      Please ^ specify from which fund you wish to redeem shares. Shareholders have a separate account for each fund in which they invest.

================================================================================
Method                      Minimum Redemption          Please Remember
================================================================================
By Telephone                $250 (or, if less,          These telephone
Call us toll-free           full liquidation of         redemption
at 1-800-525-8085.          the account) for a          privileges may be
                            redemption check;           modified or
                            $1,000 for a wire           terminated in the
                            to bank of record.          future at the
                            The maximum amount          discretion of IFG.
                            which may be
                            redeemed by
                            telephoneis
                            generally $25,000.
--------------------------------------------------------------------------------

In Writing                  Any amount. The             If the shares to be
Mail your request           redemption request          redeemed are
to INVESCO Funds            must be signed by           represented by
Group, Inc., P.O.           all registered              stock certificates,
Box 173706,                 shareholders(s).            the certificates
Denver, CO 80217-           Payment will be             must be sent to
3706. You may also          mailed to your              IFG.
send your request           address of record,
by overnight                or to a pre-
courier to 7800 E.          designated bank.
Union Ave., Denver,
CO 80237.

--------------------------------------------------------------------------------
By Exchange                 $1,000 to open a            See "Exchange
Between this and            new account; $50            Privilege," page 11.
another of the              for written
INVESCO funds. Call         requests to
1-800-525-8085 for          purchase additional
prospectuses of             shares for an
other INVESCO               existing account.
funds. You may also         (The exchange
establish an                minimum is $250 for
automatic monthly           exchanges requested
exchange service            by telephone.)
between two INVESCO
funds; call IFG for
further details and
the correct form.
--------------------------------------------------------------------------------
Periodic Withdrawal         $100 per payment,           You must have at
Plan                        on a monthly or             least $10,000 total
You may call us to          quarterly basis.            invested with the
request the                 The redemption              INVESCO funds, with
appropriate form            check may be made           at least $5,000 of
and more                    payable to any              that total invested
information at 1-           party you                   in the fund from
800-525-8085.               designate.                  which withdrawals
                                                        will be made.

--------------------------------------------------------------------------------

Payment To Third            Any amount.                 All registered
Party                                                   owners of the
Mail your request                                       account must sign
to INVESCO Funds                                        the request, with a
Group, Inc., P.O.                                       signature guarantee
Box 173706,                                             from an eligible
Denver, CO 80217-                                       guarantor financial
3706.                                                   institution, such
                                                        as a commercial
                                                        bank or recognized
                                                        national or
                                                        regional securities
                                                        firm.

================================================================================


      While the Fund will attempt to process telephone redemptions promptly, there may be times -- particularly in periods of severe economic or market disruption -- when you may experience delays in redeeming shares by phone.

      Payments of redemption proceeds will be mailed within seven days following receipt of the redemption request in proper form. However, payment may be postponed under unusual circumstances -- for instance, if normal trading is not taking place on the New York Stock Exchange or during an emergency as defined by the Securities and Exchange Commission. If your shares were purchased by a check which has not yet cleared, payment will be made promptly upon clearance of the purchase check (which may take up to 15 days).

      If you participate in EasiVest, the Fund's automatic monthly investment program, and redeem all of the shares in your account, we will terminate any further EasiVest purchases unless you instruct us otherwise.

      Because of the high relative costs of handling small accounts, should the value of any shareholder's account fall below $250 as a result of shareholder action, the Fund reserves the right to involuntarily redeem all shares in such account, in which case the account would be liquidated and the proceeds forwarded to the shareholder. Prior to any such redemption, a shareholder will be notified and given 60 days to increase the value of the account to $250 or more.

TAXES, DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

      Taxes. The Fund intends to distribute to shareholders substantially all of its net investment income and net capital gains, if any, in order to continue to qualify for tax treatment as a regulated investment company. Thus, the Fund does not expect to pay any federal income or excise taxes.

      Exempt-interest dividends paid by the Fund are normally free of federal income tax to shareholders, although they are subject to state and local income taxes. Unless shareholders are exempt from income taxes, however, they must include all capital gain distributions, as well as any dividends earned on the Fund's short-term taxable investments, in taxable income for federal, state^ and local income tax purposes. These distributions are taxable whether they are received in cash or automatically ^ reinvested in shares of the Fund or another fund in the INVESCO group.


      Under the Tax Reform Act of 1986, interest on certain "private activity bonds" issued after August 7, 1986, is an item of tax preference for purposes of the alternative minimum tax in taxable years beginning after December 31, 1986. The Fund intends to limit, and has limited in the past, its investments in such "private activity bonds" to not more than 20% of the Fund's total assets. The portion of exempt-interest dividends paid by the Fund which is attributable to such "private activity bonds" would be an item of tax preference to shareholders.

      Shareholders may be subject to backup withholding of 31% on capital gain distributions and redemption proceeds. Unless you are subject to backup withholding for other reasons, you can avoid backup withholding on your Fund account by ensuring that we have a correct, certified tax identification number.

      Dividends and Capital Gain Distributions. The Fund earns daily net investment income in the form of dividends and interest on its investments. The Fund's policy is to distribute substantially all of this income, less Fund expenses, to shareholders on a monthly basis, at the discretion of the Fund's board of directors.

      In addition, the Fund realizes capital gains and losses when it sells securities for more or less than it paid and engages in futures transactions. If total gains on sales exceed total losses (including losses carried forward from previous years), the Fund has a net realized capital gain. Net realized capital gains, if any, are distributed to shareholders at least annually, usually in December.

      Dividends and capital gain distributions are paid to shareholders who hold shares on the record date of distribution regardless of how long the shares have been held. The Fund's share price will then drop by the amount of the distribution on the day the distribution is made. If a shareholder purchases shares immediately prior to the distribution, the shareholder will, in effect, have "bought" the distribution by paying the full purchase price, a portion of which is then returned in the form of a distribution, some or all of which may be taxable.


      At the end of each year, information regarding the tax status of dividends, capital gain distributions^ and distributions subject to tax preference is provided to shareholders. Net realized capital gains are divided into short-term and long-term gains depending upon how long the Fund held the security which gave rise to the gains. The capital gains distribution consists of long-term capital gains which are taxed at the capital gains rate. Short-term capital gains are included with ^ income from dividends and interest as ordinary income and are paid to shareholders as taxable dividends.


      Shareholders also may realize capital gains or losses when they sell their Fund shares at more or less than the price originally paid.


      We encourage you to consult a tax adviser with respect to these matters. For further information, see "Dividends, Capital Gain Distributions and Taxes" in the Statement of Additional Information.


ADDITIONAL INFORMATION

      Voting Rights. All shares of the Company have equal voting rights based on one vote for each share owned. Voting with respect to certain matters, such as ratification of independent accountants and the election of directors, will be by all the funds of the Company voting together. In other cases, such as voting upon an investment advisory contract, voting is on a fund-by-fund basis. To the extent permitted by law, when not all funds are affected by a matter to be voted upon, only shareholders of the fund or funds affected by the matter will be entitled to vote thereon. The Company is not generally required and does not expect to hold regular annual meetings of shareholders. However, when requested to do so in writing by the holders of 10% or more of the outstanding shares of the Company or as may be required by applicable law or the Company's Articles of Incorporation, the board of directors will call special meetings of shareholders. Directors may be removed by action of the holders of a majority of the outstanding shares of the Company. The Fund will assist shareholders in communicating with other shareholders as required by the Investment Company Act of 1940.

                                    INVESCO  TAX-FREE   LONG-TERM  BOND  FUND  A
                                    no-load mutual fund seeking as high a level of current income exempt from federal taxes as is consistent with the preservation of capital.

                                    PROSPECTUS
                                    November 1, 1996

To receive general information and prospectuses on any of the INVESCO funds or retirement plans, or to obtain current account or price information or responses to other questions, call toll-free:

      1-800-525-8085

To reach PAL(R), your 24-hour Personal Account Line (PAL) call:

      1-800-424-8085

Or write to:

      INVESCO Funds Group, Inc., Distributor
      Post Office Box 173706
      Denver, Colorado  80217-3706

You can find us on the World Wide Web:

      http://www.invesco.com


If you're in Denver, please visit one of our convenient Investor Centers:

      Cherry Creek
      155-B Fillmore Street

      Denver Tech Center
      7800 East Union Avenue
      Lobby Level

STATEMENT OF ADDITIONAL INFORMATION
November 1, 1996


                      INVESCO TAX-FREE INCOME FUNDS, INC.

             Two no-load investment funds seeking as high a level
               of interest income exempt from federal income taxes as is consistent with the preservation of capital

Address:                                  Mailing Address:

7800 E. Union Avenue                      Post Office Box 173706
Denver, Colorado  80237                   Denver, Colorado  80217-3706

                                  Telephone:
                      In continental U.S., 1-800/525-8085
--------------------------------------------------------------------------------

      INVESCO TAX-FREE INCOME FUNDS, INC. (the "Company"), is a diversified, managed, no-load mutual fund, consisting of two separate portfolios of investments: INVESCO Tax-Free Long-Term Bond Fund and INVESCO Tax-Free Intermediate Bond Fund (collectively, the "Funds" and individually, a "Fund"). The investment objective of each Fund is to seek as high a level of current income exempt from federal income taxation as is consistent with the preservation of capital. The Funds will pursue this objective by investing in a diversified portfolio of obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal taxes ("municipal bonds"). Such obligations may include any combination of general obligation bonds, revenue bonds, and industrial development bonds.

      Separate Prospectuses for each Fund dated November 1, 1996, which provide the basic information you should know before investing in a Fund, may be obtained without charge from INVESCO Funds Group, Inc., Post Office Box 173706, Denver, Colorado 80217- 3706. This Statement of Additional Information is not a Prospectus, but contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide additional information regarding the activities and operations of the Funds, and should be read in conjunction with the Prospectus.

Investment Adviser and Distributor:  INVESCO FUNDS GROUP, INC.
--------------------------------------------------------------------------------

TABLE OF CONTENTS


INVESTMENT POLICIES AND RESTRICTIONS                                         3

THE FUNDS AND THEIR MANAGEMENT                                              17

HOW SHARES CAN BE PURCHASED                                                 29

HOW SHARES ARE VALUED                                                       33

FUND PERFORMANCE                                                            34

SERVICES PROVIDED BY THE FUNDS                                              37

HOW TO REDEEM SHARES                                                        38

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS, AND TAXES                            39

INVESTMENT PRACTICES                                                        40

ADDITIONAL INFORMATION                                                      43

APPENDIX                                                                    47

INVESTMENT POLICIES AND RESTRICTIONS

Municipal Obligations

The Funds may purchase or sell a variety of tax-exempt securities in seeking to achieve their investment objective without regard to how long the securities have been held in a Fund's portfolio. Although short-term trading increases portfolio turnover, execution costs associated with the purchase or sale of municipal bonds are substantially less than the costs incurred in transactions involving equity securities of equivalent dollar values. Gains, if any, realized by a Fund as a result of sales of municipal bonds or other securities and futures or other transactions are subject to federal income taxes.

      Securities in which the Funds invest include the following:

      Municipal Bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities. In addition, certain kinds of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide to privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, sewage or solid waste disposal. Such obligations are considered to be municipal bonds if the interest paid thereon qualifies as exempt from federal income taxation. Other kinds of industrial development bonds, the proceeds from which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may also be considered municipal bonds. Although the current federal tax laws impose substantial limitations on the size of such issues, the Fund will only invest in industrial development bonds, the interest from which is exempt from federal income taxation.

      There are two principal  classifications  of tax-exempt  municipal  bonds:
"general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and unlimited taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues generated by a particular facility or class of facility, or in some cases from the proceeds of a special excise tax or specific revenue source. Industrial development obligations are a particular kind of municipal bond which are issued by or on behalf of public authorities to obtain funds for various local, privately operated facilities. Such obligations are, in most cases, revenue bonds that generally are secured by a lease with a particular private corporation. A Fund's portfolio may consist of any combination of general obligation and revenue bonds. Municipal Notes are debt obligations issued by municipalities which normally have a maturity at the time of issuance from six months to three years.

      From time to time, proposals to restrict or eliminate the federal income tax exemption for interest on municipal bonds have been introduced before Congress. Similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal bonds for investment by a Fund might be adversely affected. In such event, the Funds would reevaluate their investment objective and policies and submit possible changes in the structure of the Funds for the consideration of shareholders.

      As discussed in each Prospectus, the municipal securities in which the Funds invest are generally subject to two kinds of risk, credit risk and market risk. The ratings given a municipal security by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") for the Tax-Free Long-Term Bond Fund and the ratings given a municipal security by Moody's, S&P, Fitch Investor Services, Inc. ("Fitch"), and Duff & Phelps, Inc. ("D&P") for the Tax-Free Intermediate Bond Fund provide a generally useful guide as to such credit risk. The lower the rating given a municipal security by such rating service, the greater the credit risk such rating service perceives to exist with respect to such security.

      Increasing the amount of a Fund's assets invested in unrated or lower grade (Ba or less by Moody's, BB or less by S&P) municipal securities, while intended to increase the yield produced by the Fund's municipal securities, will also increase the credit risk to which those municipal securities are subject. Lower rated municipal securities and non-rated securities of comparable quality tend to be subject to wider fluctuations in yields and market values than higher rated securities and may have speculative characteristics. In addition, a significant economic downturn or major increase in interest rates may well result in issuers of lower rated municipal securities experiencing increased financial stress which would adversely affect their ability to service their principal and interest obligations and to obtain additional financing.

      Municipal Notes. The principal classifications of municipal notes are tax anticipation notes, bond anticipation notes, and revenue anticipation notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are normally obligations of the issuing municipality or agency.

      While the Funds' investment adviser attempts to limit purchases of lower rated municipal securities to securities having an established retail secondary market, the market for such securities may not be as liquid as the market for higher rated municipal securities.

Other Permissible Investments

      Temporary Investments. As discussed in the section of each Fund's Prospectus entitled "Investment Objective and Policies," the Funds may from time to time invest a portion of their assets on a temporary basis in "temporary investments," the income from which may be subject to federal income tax. Any net interest income on taxable temporary investments will be taxable to shareholders as ordinary income when distributed.

      When-Issued Purchases. As discussed in the section of each Fund's Prospectus entitled "Investment Policies and Risks," municipal obligations may at times be acquired on a when-issued basis. Securities purchased on a when-issued basis and the securities held in a Fund's portfolio are subject to changes in value based on the public's perception of the creditworthiness of the issuers and changes in the level of interest rates (generally resulting in appreciation when interest rates decline and depreciation when interest rates rise). The Funds will maintain a separate account with their custodian bank consisting of a combination of cash and any high-grade, liquid short term debt securities currently held by a Fund equal in value to the amount of such commitments. A Fund will only make commitments to purchase securities with the intention of actually acquiring the securities; however, a Fund may sell these commitments before the settlement date if to do so is deemed advisable as a matter of investment strategy.

      If the market value of securities in a Fund's separate account declines, the Fund will place additional cash or securities in the account, on a daily basis if necessary, so that the market value of the account will continue to equal the amount of the Fund's commitments. To the extent a Fund remains substantially invested in debt securities at the same time that it has committed to purchase securities on a when-issued basis, which it would normally expect to do, there will be greater fluctuations in the Fund's net asset value than if it set aside cash to pay for when-issued securities. In addition, there will be a greater potential for the realization of capital gains, which are not exempt from federal income taxation, and of capital losses. When the payment of when-issued securities must be met, a Fund will provide payment from available cash flow, sale of portfolio securities (possibly at a gain or loss) or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may at the time of sale have a value greater or less than a Fund's payment obligation). The risk of fluctuation in value of the short-term securities in the separate account is different from the risk of fluctuation in the value of the Funds' portfolio securities. Each Fund intends to enter into commitments to purchase securities on a when-issued basis only to the extent deemed advisable to further its pursuit of its investment objective and policies regarding investments. Such commitments will not ordinarily involve a substantial portion of a Fund's assets, defined as available cash reserves of a Fund plus proceeds of unsettled regular-way sales of Fund securities.

Futures Contracts and Options on Futures

      As described in the Funds' Prospectuses, the Funds may enter into futures contracts and may purchase and sell ("write") options to buy or sell futures contracts. The Funds will comply with and adhere to all limitations in the manner and extent to which they effect transactions in futures and options on such futures currently imposed by the rules and policy guidelines of the Commodity Futures Trading Commission as conditions for exemption of a mutual fund, or investment advisers thereto, from registration as a commodity pool operator. Under those restrictions, each Fund will not, as to any positions, whether long, short or a combination thereof, enter into futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of its assets after taking into account unrealized profits and losses on options it has entered into. In the case of an option that is "in-the-money," as defined in the Commodity Exchange Act (the "CEA"), the in-the-money amount may be excluded in computing such 5%. (In general a call option on a future is "in-the-money" if the value of the future exceeds the exercise ("strike") price of the call; a put option on a future is "in-the-money" if the value of the future which is the subject of the put is exceeded by the strike price of the put.) The Funds may use futures and options thereon solely for bona fide hedging or for other non-speculative purposes within the meaning and intent of the applicable provisions of the CEA. As to long positions which are used as part of the Funds' portfolio strategies and are incidental to their activities in the underlying cash market, the "underlying commodity value" of the respective Fund's futures and options thereon must not exceed the sum of (i) cash set aside in an identifiable manner, or short-term U.S. debt obligations or other dollar-denominated high-quality, short-term money instruments so set aside, plus sums deposited on margin; (ii) cash proceeds from existing investments due in 30 days; and (iii) accrued profits held at the futures commission merchant. The "underlying commodity value" of a future is computed by multiplying the size of the future by the daily settlement price of the future. For an option on a future, that value is the underlying commodity value of the future underlying the option.

      Unlike when the Funds purchase or sell a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Instead, the Funds are required to deposit in a segregated asset account with a commodity broker an amount of cash or qualifying securities (currently U.S. Treasury bills) currently in a minimum amount of $15,000. This is called "initial margin." Such initial margin is in the nature of a performance bond or good faith deposit on the contract. However, since losses on open contracts are required to be reflected in cash in the form of variation margin payments, a

Fund may be required to make additional payments during the term of the contracts to its broker. Such payments would be required, for example, where, during the term of an interest rate futures contract purchased by the Fund, there was a general increase in interest rates, thereby making the Fund's portfolio securities less valuable. In all instances involving the purchase of financial futures contracts by a Fund, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's custodian to collateralize the position. At any time prior to the expiration of a futures contract, the Fund may elect to close its position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. For a more complete discussion of the risks involved in futures and options on futures and other securities, refer to Appendix B ("Description of Futures Contracts and Options").

      Where futures are purchased to hedge against a possible increase in the price of a security before a Fund is able in an orderly fashion to invest in the security, it is possible that the market may decline instead. If the Fund, as a result, concluded not to make the planned investment at that time because of concern as to possible further market decline or for other reasons, the Fund would realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

      In addition to the possibility that there may be an imperfect correlation or no correlation at all between movements in the futures contracts and the portion of the portfolio being hedged, the price of futures may not correlate perfectly with movements in the prices due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between underlying instruments and the value of the futures contract. Moreover, the deposit requirements in the futures market are less onerous than margin requirements in the securities market and may therefore cause increased participation by speculators in the futures market. Such increased participation may also cause temporary price distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in the underlying instrument and movements in the prices of futures contracts, the value of futures contracts as a hedging device may be reduced.

      In addition, if a Fund has insufficient available cash, it may at times have to sell securities to meet variation margin requirements. Such sales may have to be effected at a time when it may be disadvantageous to do so.

      The Funds may buy and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Fund is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

      The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund is considering buying. If a call or put option which a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between change in the value of its portfolio securities and changes in the value of the futures positions, a Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

      The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices.

      The amount of risk a Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be reflected fully in the value of the options bought.

      Illiquid and Rule 144A Securities. The Tax-Free Intermediate Bond Fund may invest in securities that are illiquid because they are subject to restrictions on their resale ("restricted securities") or because, based upon their nature or the market for such securities, they are not readily marketable. The Fund also may invest in restricted securities that can be resold to institutional investors pursuant to Rule 144A under the Securities Act of 1933, as amended

(the "1933 Act") (hereinafter referred to as "Rule 144A Securities"). The Fund's board of directors has delegated to Fund Management the authority to determine the liquidity of Rule 144A Securities pursuant to guidelines approved by the board. Pursuant to undertakings given to certain states, the Fund may not invest more than 5% of its total assets in illiquid securities. Liquid Rule 144A Securities are not subject to this limitation, although the Fund may not invest more than 15% of its total assets in restricted securities.

      Investments in restricted securities involve certain risks to the extent that the Fund might have to bear the expense and incur the delays associated with effecting registration in order to sell the security.

      In recent years, a large institutional market has developed for Rule 144A Securities. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which Rule 144A Securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments. Institutional markets for Rule 144A Securities may provide both readily ascertainable values for Rule 144A Securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A Security held by the Fund, however, could adversely affect the marketability of such security, and the Fund might be unable to dispose of such security promptly or at reasonable prices.

      Repurchase Agreements. As discussed in the Prospectuses, the Funds may enter into repurchase agreements with respect to debt instruments eligible for investment by the Funds with member banks of the Federal Reserve System, registered broker-dealers, and registered government securities dealers, which are deemed creditworthy under standards established by the Fund's board of directors. A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Funds and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement, and are held as collateral by the Funds' custodian bank until the repurchase agreement is completed.

     Loans of Portfolio Securities. The Funds also may lend portfolio securities to qualified brokers, dealers, banks, or other financial institutions. This practice permits the Fund to earn income, which, in turn, can be invested in additional securities to pursue the Fund's investment objective. Loans of securities by the Fund will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. government or its agencies equal to at least 100% of the current market value of the loaned securities, determined on a daily basis. Lending securities involves certain risks, the most significant of which is the risk that a borrower may fail to return a portfolio security. The Funds monitor the creditworthiness of borrowers in order to minimize such risks. The Funds will not lend any security if, as a result of such loan, the aggregate value of securities then on loan would exceed 33-1/3% of the Tax-Free Long-Term Bond Fund's total assets or the Tax-Free Intermediate Bond Fund's net assets (taken at market value). While voting rights may pass with the loaned securities, if a material event (e.g., proposed merger, sale of assets, or liquidation) is to occur affecting an investment on loan, the loan must be called and the securities voted. Loans of securities made by the Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange and the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules of the Securities and Exchange Commission (the "SEC") thereunder.

      Investment Restrictions. As described in each Fund's Prospectus, the Funds operate under certain investment restrictions that are fundamental and may not be changed with respect to a particular Fund without the prior approval of the holders of a majority, as defined in the 1940 Act, of the outstanding voting securities of that Fund. For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment. Any subsequent change in a particular percentage resulting from fluctuations in value does not require elimination of any security from a Fund.

      Under    the    Tax-Free     Long-Term    Bond    Fund's     fundamental
investment restrictions, the Tax-Free Long-Term Bond Fund may not:

      (1)   issue preference shares or create any funded debt;

      (2)   sell short or buy on margin;

      (3) mortgage, pledge or hypothecate its portfolio securities or borrow money, except from banks for temporary or emergency purposes (but not for investment) and then in an amount not exceeding 10% of the value of the Fund's net assets. The Fund will not purchase additional securities while any such borrowings exist;

      (4)   invest in the securities of any other investment  company except for
            a  purchase   or   acquisition   in   accordance   with  a  plan  of
            reorganization, merger or consolidation;

      (5) purchase securities (except obligations issued or guaranteed by the U.S. Government) if the purchase would cause  the  Fund,  at  the  time,  to  have  more  than  5% of the value of its total assets invested in securities of any one issuer or to own more than 10% of the outstanding securities of any one issuer;

      (6) make loans to any person, except through the purchase of debt securities in accordance with the Fund's investment policies, or the lending of portfolio securities to broker-dealers or other institutional investors, or the entering into repurchase agreements with member banks of the Federal Reserve System, registered broker-dealers and registered government securities dealers. The aggregate value of all portfolio securities loaned may not exceed 33-1/3% of the Fund's total net assets (taken at current value). No more than 10% of the Fund's total net assets may be invested in repurchase agreements maturing in more than seven days;

      (7) buy or sell commodities or commodity contracts, oil, gas, or other mineral interest or exploration programs, or real estate or interests therein. However, the Fund may purchase municipal bonds or other permitted securities secured by real estate or which may represent indirect interests therein and may buy and sell options and futures contracts for the purpose of hedging the value of its securities portfolio, provided that the Fund will not enter into options or futures contracts for which the aggregate initial margins exceed 5% of the fair market value of the Fund's assets;

      (8)   invest   in   any   issuer   for   the   purpose   of   exercising
            control or management;

      (9) purchase securities which have legal or contractual restrictions on resale or purchase securities for which there is no readily available market;

      (10) engage in the underwriting of any securities of other issuers except to the extent that the purchase of municipal bonds or other permitted investments directly from the issuer thereof and the subsequent disposition of such investments may be deemed to be an underwriting;

      (11) purchase or retain securities of any issuer in which any officer or director of the Fund or its investment adviser beneficially owns more than 1/2 of 1% of the outstanding securities, or in which all of the officers and directors of the Company and its investment adviser, as a group, beneficially own more than 5% of such securities;

      (12)  purchase  equity   securities  or  securities   convertible   into
            equity securities;

      (13)  participate   on  a  joint  or  a  joint  and  several   basis  in
            any securities trading account or purchase warrants;

      (14) invest more than 25% of its total assets in any particular industry or industries, except municipal securities, or obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. (Industrial development bonds are grouped into an "industry" where the payment of principal and interest is the ultimate responsibility of companies within the same industry.)

      With the exception of restriction (7) above, the Tax-Free Long-Term Bond Fund has no fundamental policies as to the use of future contracts.

      The Company has given undertakings to the State of Texas that the Tax-Free Long-Term Bond Fund may not invest in any oil, gas, or mineral leases; and may not invest in real estate limited partnership interests.

      Under   the    Tax-Free    Intermediate    Bond    Fund's    fundamental
investment   restrictions,   the   Tax-Free   Intermediate   Bond   Fund   may
not:

      (1) With respect to seventy five percent (75%) of the value of its total assets, purchase the securities of any one issuer (except cash items and "Government securities" as defined under the 1940 Act), if the purchase would cause the Fund to have more than 5% of the value of its total assets invested in the securities of such issuer or to own more than 10% of the outstanding voting securities of such issuer;

      (2) Borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) and may enter into reverse repurchase agreements in an aggregate amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the value of the Fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation. This restriction shall not prohibit deposits of assets to margin or guarantee positions in futures, options, swaps, or forward contracts, or the segregation of assets in connection with such contracts.

      (3)   Invest  more  than  25% of the  value  of its  total  assets  in any
            particular  industry  (other  than  municipal   securities  or  U.S.
            Government securities).

      (4)   Invest directly in real estate or interests in real estate; however,
            the  Tax-Free   Intermediate  Bond  Fund  may  own  debt  or  equity
            securities issued by companies engaged in those businesses.

      (5) Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the Tax-Free Intermediate Bond Fund from purchasing or selling options, futures, and forward contracts or from investing in securities or other instruments backed by physical commodities).

      (6) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements.)

      (7) Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Tax-Free Intermediate Bond Fund.

      In applying the industry concentration investment restrictions (no. 14 in the case of the Tax-Free Long-Term Bond Fund, and no. 3 in the case of the Tax-Free Intermediate Bond Fund), the Funds use an industry classification system based on the O'Neil Database published by William O'Neil & Co., Inc.

      Additional investment restrictions adopted by the Company on behalf of the INVESCO Tax-Free Intermediate Bond Fund and which may be changed by the directors, at their discretion, without shareholder approval, include the following:

      (1) The Tax-Free Intermediate Bond Fund's investments in warrants, valued at the lower of cost or market, may not exceed 5% of the value of its total assets. Included within that amount, but not to exceed 2% of the value of the Tax-Free Intermediate Bond Fund's total assets, may be warrants that are not listed on the New York, American, or other United States Securities exchanges. Warrants acquired by the Tax-Free Intermediate Bond Fund in units or attached to securities shall be deemed to be without value.

      (2) The Tax-Free Intermediate Bond Fund will not (i) enter into any futures contracts or options on futures contracts if immediately thereafter the aggregate margin deposits on all outstanding futures contracts positions held by the Fund and premiums paid on outstanding options on futures contracts, after taking into account unrealized profits and losses, would exceed 5% of the market value of the total assets of the Fund, or (ii) enter into any futures contracts if the aggregate net amount of the Tax-Free Intermediate Bond Fund's commitments under outstanding futures contracts positions of the Tax-Free Intermediate Bond Fund would exceed the market value of the total assets of the Fund.

      (3) The Tax-Free Intermediate Bond Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in options and forward futures contracts are not deemed to constitute selling securities short.

      (4) The Tax-Free Intermediate Bond Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in options, futures, and forward contracts shall not be deemed to constitute purchasing securities on margin.

      (5) The Tax-Free Intermediate Bond Fund does not currently intend to (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger. If the Tax- Free Intermediate Bond Fund invests in a money market fund, the Tax-Free Intermediate Bond Fund's investment adviser will reduce its advisory fee by the amount of any investment advisory and administrative services fees paid to the investment manager of the money market fund.

      (6) The Tax-Free Intermediate Bond Fund may not mortgage or pledge any securities owned or held by the Fund in amounts that exceed, in the aggregate, 15% of the Fund's net asset value, provided that this limitation does not apply to reverse repurchase agreements, to assets deposited to margin or guarantee positions in futures, options, swaps or forward contracts or to assets placed in a segregated account in connection with such contracts.

      (7) The Tax-Free Intermediate Bond Fund does not currently intend to invest directly in oil, gas, or other mineral development or exploration programs or leases; however, the Tax-Free Intermediate Bond Fund may own debt or equity securities of companies engaged in those businesses.

      (8)   The Tax-Free  Intermediate  Bond Fund does not  currently  intend to
            purchase  any  illiquid   securities  or  enter  into  a  repurchase
            agreement if, as a result, more than 10% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or for which there is no readily available market. The board of directors, or the Tax-Free Intermediate Bond Fund's investment adviser acting pursuant to authority delegated by the board of directors, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule, and that such securities are not subject to the foregoing limitation.

      (9) The Tax-Free Intermediate Bond Fund may not invest in companies for the purpose of exercising control or management, except to the extent that exercise by the Fund of its rights under agreements related to portfolio securities would be deemed to constitute such control.

      (10) The Tax-Free Intermediate Bond Fund may not invest more than 25% of the value of its total assets in any particular industry or industries, except municipal securities, or obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. (Industrial development bonds are grouped into an "industry" where the payment of principal and interest is the ultimate responsibility of companies within the same industry.)

      With respect to investment restriction 8 above, the board of directors has delegated to the Tax-Free Intermediate Bond Funds' investment adviser the authority to determine that a liquid market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule, and that such securities are not subject to restriction 8 above. Under guidelines established by the board of directors, the adviser will consider the following factors, among others, in making this determination: (1) the unregistered nature of a Rule 144A security, (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

      The Tax-Free Intermediate Bond Fund has given an undertaking to the State of Arkansas that the Fund will not invest in securities of unseasoned issuers, including their predecessors, which have been in operation for less than 3 years, and equity securities of issuers which are not readily marketable, if by reason thereof the value of its aggregate investment in such securities would exceed 5% of its total assets. Additionally, the Fund may purchase or write put and call options on securities or straddles, spreads or combinations thereof, only if by reason thereof the value of the Fund's aggregate investment in such classes of securities will be 5% or less of its total assets. Also, the Fund will not buy or sell commodities or commodity contracts.

      Both Funds have also given an undertaking to the State of Kentucky that they will not invest in oil, gas or other mineral development or exploration programs or leases.

      The Tax-Free Intermediate Bond Fund has given an undertaking to the State of Ohio that the Fund will not purchase or retain the securities of any issuer if the officers, directors, advisers or managers of the Fund owning beneficially more than one-half of 1% of the securities of an issuer together own beneficially more than 5% of the securities of that issuer. Additionally, the Fund will not invest more than 15% of the Fund's total net assets in the securities of issuers which, together with any predecessors, have a record of less than three years continuous operations, or securities of issuers which are restricted as to disposition.

THE FUNDS AND THEIR MANAGEMENT

      The Company. The Company was incorporated under the laws of Maryland on April 2, 1993. On November 1, 1993, the Tax-Free Long- Term Bond Fund of the Company assumed all the assets and liabilities of Financial Tax-Free Income Shares, Inc. ("FTFIS"), a Colorado corporation incorporated on April 22, 1981. All financial and other information about the Tax-Free Long-Term Bond Fund for periods prior to November 1, 1993, relates to FTFIS.

      The Investment Adviser. INVESCO Funds Group, Inc., a Delaware corporation, ("INVESCO") is employed as the Funds' investment adviser. INVESCO was established in 1932 and also serves as the investment adviser to INVESCO Diversified Funds, Inc., INVESCO Dynamics Fund, Inc., INVESCO Emerging Opportunity Funds, Inc., INVESCO Growth Fund, Inc., INVESCO Income Funds, Inc., INVESCO Industrial Income Fund, Inc., INVESCO International Funds, Inc., INVESCO Money Market Funds, Inc., INVESCO Multiple Asset Funds, Inc., INVESCO Specialty Funds, Inc., INVESCO Strategic Portfolios, Inc., INVESCO Value Trust, and INVESCO Variable Investment Funds, Inc.

      The Sub-Adviser. INVESCO Trust Company ("INVESCO Trust") serves as the sub-adviser to the Funds, pursuant to an agreement between INVESCO and INVESCO Trust. INVESCO Trust, a trust company founded in 1969, is a wholly-owned subsidiary of INVESCO.

      INVESCO is an indirect, wholly-owned subsidiary of INVESCO PLC, a publicly-traded holding company organized in 1935. Through subsidiaries located in London, Denver, Atlanta, Boston, Louisville, Dallas, Tokyo, Hong Kong, and the Channel Islands, INVESCO PLC provides investment services around the world. INVESCO was acquired by INVESCO PLC in 1982 and as of June 30, 1996, managed 14 mutual funds, consisting of 39 separate portfolios, on behalf of over 826,000 shareholders. INVESCO PLC's other North American subsidiaries include the following:

      --INVESCO Capital Management, Inc. of Atlanta, Georgia, manages institutional investment portfolios, consisting primarily of discretionary employee benefit plans for corporations and state and local governments, and endowment funds. INVESCO Capital Management, Inc. is the sole shareholder of INVESCO Services, Inc., a registered broker-dealer whose primary business is the distribution of shares of two registered investment companies.

      --INVESCO   Management   &   Research,   Inc.   (formerly   Gardner  and
Preston   Moss,   Inc.)   of   Boston,   Massachusetts,    primarily   manages
pension and endowment accounts.

      --PRIMCO   Capital   Management,    Inc.   of   Louisville,    Kentucky,
specializes   in  managing   stable   return   investments,   principally   on
behalf of Section 401(k) retirement plans.

      --INVESCO Realty Advisors of Dallas, Texas, is responsible for providing advisory services in the U.S. real estate markets for INVESCO PLC's clients worldwide. Clients include corporate plans, public pension funds as well as endowment and foundation accounts.

      The corporate headquarters of INVESCO PLC are located at 11 Devonshire Square, London, EC2M 4YR, England.

      As indicated in the Prospectus, INVESCO permits investment and other personnel to purchase and sell securities for their own accounts in accordance with a compliance policy governing personal investing by directors, officers and employees of INVESCO and its North American affiliates. The policy requires officers, inside directors, investment and other personnel of INVESCO and its North American affiliates to pre-clear all transactions in securities not otherwise exempt under the policy. Requests for trading authority will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the policy or would be deemed to adversely affect any transaction then known to be under consideration for or to have been effected on behalf of any client account, including the Funds.

      In addition to the pre-clearance requirement described above, the policy subjects officers, inside directors, investment and other personnel of INVESCO and its North American affiliates to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the policy. The provisions of the policy are administered by and subject to exceptions authorized by INVESCO.

      Investment Advisory Agreement. INVESCO serves as investment adviser pursuant to an investment advisory agreement (the "Agreement") with the Company which was approved on April 21, 1993, by vote cast in person by a majority of the directors of the Company, including a majority of the directors who are not "interested persons" of the Company or INVESCO, at a meeting called for such purpose. Pursuant to authorization granted by the public shareholders of FTFIS on May 24, 1993, FTFIS, as the initial shareholder of the Company, approved the Agreement on October 27, 1993 for an initial term expiring April 30, 1995. The Agreement has been continued by action of the board of directors through April 30, 1997. Thereafter, the Agreement may be continued from year to year as to each Fund as long as such continuance is specifically approved at least annually by the board of directors of the Company, or by a vote of the holders of a majority, as defined in the Investment Company Act of 1940, of the outstanding shares of such Fund. Any such continuance also must be approved by a majority of the Company's directors who are not parties to the Agreement or interested persons (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Agreement may be terminated at any time without penalty by either party upon sixty (60) days' written notice and terminates automatically in the event of an assignment to the extent required by the Investment Company

Act of 1940 and the Rules thereunder. The Agreement was approved by INVESCO on November 26, 1993 as the then sole shareholder of the Tax-Free Intermediate Bond Fund.

      The Agreement provides that INVESCO shall manage the investment portfolios of the Funds in conformity with the Funds' investment policies (either directly or by delegation to a sub-adviser which may be a company affiliated with INVESCO). Further, INVESCO shall perform all administrative, internal accounting (including computation of net asset value), clerical, statistical, secretarial and all other services necessary or incidental to the administration of the affairs of the Funds excluding, however, those services that are the subject of separate agreement between the Funds and INVESCO or any affiliate thereof, including the distribution and sale of shares of the Funds and provision of transfer agency, dividend disbursing agency, and registrar services, and services furnished under an Administrative Services Agreement with INVESCO discussed below. Services provided under the Agreement include, but are not limited to: supplying the Funds with officers, clerical staff and other employees, if any, who are necessary in connection with the Funds' operations; furnishing office space, facilities, equipment, and supplies; providing personnel and facilities required to respond to inquiries related to shareholder accounts; conducting periodic compliance reviews of the Funds' operations; preparation and review of required documents, reports and filings by INVESCO's in-house legal and accounting staff (including the prospectus, statement of additional information, proxy statements, shareholder reports, tax returns, reports to the SEC, and other corporate documents of the Fund), except insofar as the assistance of independent accountants or attorneys is necessary or desirable; supplying basic telephone service and other utilities; and preparing and maintaining certain of the books and records required to be prepared and maintained by the Funds under the Investment Company Act of 1940. Expenses not assumed by INVESCO are borne by the Funds.

      As full compensation for its advisory services to the Company, INVESCO is entitled to receive a monthly fee. The fee is calculated daily at an annual rate of: 0.55% on the first $300 million of the average net assets of the Tax-Free Long-Term Bond Fund; reduced to 0.45% on the next $200 million of the average net assets of the Tax-Free Long-Term Bond Fund; and further reduced to 0.35% on the average net assets of the Tax-Free Long-Term Bond Fund greater than $500 million. For the fiscal years ended June 30, 1996, 1995, and 1994, the Tax-Free Long-Term Bond Fund paid INVESCO advisory fees of $1,389,027 (prior to the voluntary absorption of certain Fund expenses by INVESCO), $1,471,474 (prior to the voluntary absorption of certain Fund expenses by INVESCO), and $1,758,722, respectively. The fee for the Tax-Free Intermediate Bond Fund is calculated daily at an annual rate of: 0.50% on the first $300 million of the average net assets; reduced to 0.40% on the next $200 million of the average net assets; and further reduced to 0.30% on the average net assets greater than $500 million. For the fiscal years ended June 30, 1996 and 1995 and the period ended June 30,

1994, the Tax-Free Intermediate Bond Fund paid INVESCO advisory fees (prior to the voluntary absorption of certain Fund expenses by INVESCO) of $26,991, $23,812 and $9,874, respectively.

      Certain states in which the shares of the Funds are qualified for sale currently impose limitations on the expenses of the Funds. At the date of this Statement of Additional Information, the most restrictive state-imposed annual expense limitation requires that INVESCO absorb any amount necessary to prevent each Fund's aggregate ordinary operating expenses (excluding interest, taxes, brokerage fees and commissions and extraordinary charges such as litigation costs) from exceeding in any fiscal year 2.5% of the Fund's first $30,000,000 of average net assets, 2.0% of the next $70,000,000 of average net assets and 1.5% of the remaining average net assets. No payment of the investment advisory fee will be made to INVESCO which would result in either Fund's expenses exceeding on a cumulative annualized basis this state limitation. During the past year, INVESCO did not absorb any amounts under this provision for any Fund.

      Sub-Advisory Agreement. INVESCO Trust serves as sub-adviser to the Funds pursuant to a sub-advisory agreement (the "Sub-Agreement") with INVESCO which was approved on April 21, 1993, by a vote cast in person by a majority of the directors of the Company, including a majority of the directors who are not "interested persons" of the Company, INVESCO, or INVESCO Trust at a meeting called for such purpose. Pursuant to authorization granted by the public shareholders of FTFIS on May 24, 1993, FTFIS, as the initial shareholder of the Company, approved the Sub- Agreement on October 27, 1993 for an initial term expiring April 30, 1995. Thereafter, the Sub-Agreement may be continued from year to year as to each Fund as long as each such continuance is specifically approved by the board of directors of the Company, or by a vote of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of such Fund. Each such continuance must also be approved by a majority of the directors who are not parties to the Sub-Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Sub-Agreement may be terminated at any time without penalty by either party or the Funds upon sixty (60) days' written notice, and terminates automatically in the event of an assignment to the extent required by the Investment Company Act of 1940 and the rules thereunder. The Sub- Agreement was approved by INVESCO on November 26, 1993, as the then sole shareholder of the Tax-Free Intermediate Bond Fund. The Sub-Agreement has been continued by action of the board of directors through April 30, 1997.

      The Sub-Agreement provides that INVESCO Trust, subject to the supervision of INVESCO, shall manage the investment portfolios of each Fund in conformity with each Fund's investment policies. These management services would include:
(a) managing the investment and reinvestment of all the assets, now or hereafter acquired, of the Funds, and executing all purchases and sales of portfolio securities; (b) maintaining a continuous investment program for the Funds, consistent with (i) each Fund's investment policies as set forth in the Company's Articles of Incorporation, Bylaws, and Registration Statement, as from time to time amended, under the 1940 Act, as amended, and in any prospectus and/or statement of additional information of the Funds, as from time to time amended and in use under the Securities Act of 1933, as amended, and (ii) the Company's status as a regulated investment company under the Internal Revenue Code of 1986, as amended; (c) determining what securities are to be purchased or sold for the Funds, unless otherwise directed by the directors of the Company or INVESCO, and executing transactions accordingly; (d) providing the Funds the benefit of all of the investment analysis and research, the reviews of current economic conditions and trends, and the consideration of long-range investment policy now or hereafter generally available to investment advisory customers of the Sub-Adviser; (e) determining what portion of the Funds should be invested in the various types of securities authorized for purchase by each Fund; and (f) making recommendations as to the manner in which voting rights, rights to consent to Company action and any other rights pertaining to each Fund's portfolio securities shall be exercised.

      The Sub-Agreement provides that as compensation for its services, INVESCO Trust shall receive from INVESCO, at the end of each month, a fee based upon the average daily value of the Tax- Free Long-Term Bond Fund's average net assets at the following annual rates: 0.25% of the average net assets up to $200 million, and 0.20% of the average net assets in excess of $200 million, and a fee based upon the average daily value of the Tax-Free Intermediate Bond Fund at the following annual rates: 0.25% of the average net assets up to $300 million; 0.20% of the next $200 million of average net assets; and 0.15% of the average net assets in excess of $500 million. The Sub-Advisory fee is paid by INVESCO, NOT the Funds.

      Administrative Services Agreement. INVESCO, either directly or through affiliated companies, also provides certain administrative, sub-accounting, and recordkeeping services to the Funds pursuant to an Administrative Services Agreement dated April 30, 1993 (the "Administrative Agreement"). The Administrative Agreement was approved on April 21, 1993, by a vote cast in person by all of the directors of the Company, including all of the directors who are not "interested persons" of the Company or INVESCO at a meeting called for such purpose. The Administrative Agreement was for an initial term of one year expiring April 30, 1994, and has been continued by action of the board of directors until April 30, 1997. The Administrative Agreement may be continued from year to year as long as such continuance is specifically approved by the board of directors of the Company, including a majority of the directors who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Administrative Agreement may be terminated at any time without penalty by INVESCO on sixty (60) days' written notice, or by the Company upon thirty (30) days' written notice, and terminates automatically in the event of an assignment unless the Company's board of directors approves such assignment.

      The Administrative Agreement provides that INVESCO shall provide the following services to the Funds: (A) such sub-accounting and recordkeeping services and functions as are reasonably necessary for the operation of the Funds; and (B) such sub-accounting, recordkeeping, and administrative services and functions which may be provided by affiliates of INVESCO, as are reasonably necessary for the operation of a Fund's shareholder accounts maintained by certain retirement plans and employee benefit plans for the benefit of participants in such plans.

      As full compensation for services provided under the Administrative Agreement, each Fund pays a fee to INVESCO consisting of a base fee of $10,000 per year, plus an additional incremental fee computed daily and paid monthly at an annual rate of 0.015% per year of the average net assets of each Fund.

      During the fiscal year ended June 30, 1996, 1995, and 1994, the Tax-Free Long-Term Bond Fund paid INVESCO administrative services fees in the amount of $47,882 (prior to the voluntary absorption of certain Fund expenses by INVESCO), $50,131 (prior to the voluntary absorption of certain Fund expenses by INVESCO), and $58,680, respectively. During the fiscal years ended June 30, 1996 and 1995 and the period ended June 30, 1994, the Tax-Free Intermediate Bond Fund paid INVESCO administrative services fees (prior to the voluntary absorption of certain Fund expenses by INVESCO) in the amount of $10,810, $10,714 and $6,129, respectively.

      Transfer Agency Agreement. INVESCO also performs transfer agent, dividend disbursing agent, and registrar services for the Funds pursuant to a Transfer Agency Agreement which was approved by the board of directors of the Company, including a majority of the Company's directors who are not parties to the Transfer Agency Agreement or "interested persons" of any such party, on April 21, 1993, for an initial term expiring April 30, 1994. The Transfer Agency Agreement has been continued by action of the board of directors until April 30, 1997 and thereafter may be continued from year to year as long as such continuance is specifically approved at least annually by the board of directors of the Company, or by a vote of the holders of a majority of the outstanding shares of each of the Funds. Any such continuance also must be approved by a majority of the Company's directors who are not parties to the Transfer Agency Agreement or interested persons (as defined by the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Transfer Agency Agreement may be terminated at any time without penalty by either party upon sixty (60) days' written notice and terminates automatically in the event of assignment. Prior to March 8, 1991, transfer agency services were provided by INVESCO Trust Company, a wholly owned subsidiary of INVESCO.

      The Transfer Agency Agreement provides that the Funds shall pay to INVESCO a fee of $26.00 per shareholder account or omnibus account participant per year. This fee is paid monthly at 1/12 of the annual fee and is based upon the actual number of shareholder accounts or omnibus account participants in existence at any time during each month. For the fiscal years ended June 30, 1996, 1995, and 1994, the Tax-Free Long-Term Bond Fund paid INVESCO transfer agency fees of $324,030 (prior to the voluntary absorption of certain Fund expenses by INVESCO), $390,390 (prior to the voluntary absorption of certain Fund expenses by INVESCO) and $310,709, respectively. For the fiscal years ended June 30, 1996 and 1995 and the period ended June 30, 1994, the Tax-Free Intermediate Bond Fund paid INVESCO transfer agency fees (prior to the voluntary absorption of certain Fund expenses by INVESCO) of $14,234, $12,446 and $3,083, respectively.

      Officers and Directors of the Company. The overall direction and supervision of the Company is the responsibility of the board of directors, which has the primary duty of seeing that the general investment policies and programs of each Fund are carried out and that each Fund's portfolio is properly administered. The officers of the Company, all of whom are officers and employees of, and paid by, INVESCO, are responsible for the day-to-day administration of the Funds. The investment adviser for each Fund has the primary responsibility for making investment decisions on behalf of each Fund. These investment decisions are reviewed by the investment committee of INVESCO.

      All of the officers and directors of the Company hold comparable positions with INVESCO Diversified Funds, Inc., INVESCO Dynamics Fund, Inc., INVESCO Emerging Opportunity Funds, Inc., INVESCO Growth Fund, Inc., INVESCO Income Funds, Inc., INVESCO Industrial Income Fund, Inc., INVESCO International Funds, Inc., INVESCO Money Market Funds, Inc., INVESCO Multiple Asset Funds, Inc., INVESCO Specialty Funds, Inc., INVESCO Strategic Portfolios, Inc., and INVESCO Variable Investment Funds, Inc. All of the directors of the Company also serve as trustees of INVESCO Value Trust. In addition, all of the directors of the Company also are directors of INVESCO Advisor Funds, Inc. (formerly known as "The EBI Funds, Inc."); and, with the exception of Mr. Hesser, trustees of INVESCO Treasurer's Series Trust. All of the officers of the Company also hold comparable positions with INVESCO Value Trust. Set forth below is information with respect to each of the Company's officers and directors. Unless otherwise indicated, the address of the directors and officers is Post Office Box 173706, Denver, Colorado 80217-3706. Their affiliations represent their principal occupations during the past five years.

      CHARLES   W.   BRADY,*+   Chairman   of  the  Board.   Chief   Executive
Officer and Director of INVESCO PLC, London, England, and of various subsidiaries thereof; Chairman of the Board of INVESCO Advisor Funds, Inc., INVESCO Treasurer's Series Trust, and The
Global Health Sciences Fund. Address: 1315 Peachtree Street, NE, Atlanta, Georgia. Born: May 11, 1935.

      FRED A. DEERING,+# Vice Chairman of the Board. Vice Chairman of INVESCO Advisor Funds, Inc. and INVESCO Treasurer's Series Trust. Trustee of The Global Health Sciences Fund. Formerly,
Chairman of the Executive Committee and Chairman of the Board of Security Life of Denver Insurance Company, Denver, Colorado; Chairman of ING America Life Insurance Co., Urbaine Life Insurance Company and Midwestern United Life Insurance Company. Address:
Security   Life   Center,    1290   Broadway,    Denver,    Colorado.    Born:
January 12, 1928.

      DAN J. HESSER,+* President and Director. Chairman of the Board, President, and Chief Executive Officer of INVESCO Funds
Group, Inc.; Director of INVESCO Trust Company. Trustee of The Global Health Sciences Fund. Born: December 27, 1939.

      VICTOR L. ANDREWS,** Director. Professor Emeritus, Chairman Emeritus and Chairman of the CFO Roundtable of the Department of Finance at Georgia State University, Atlanta, Georgia; President, Andrews Financial Associates, Inc. (consulting firm); formerly, member of the faculties of the Harvard Business School and the
Sloan School of Management of MIT. Dr. Andrews is also a director of The Southeastern Thrift and Bank Fund, Inc. and The Sheffield Funds, Inc. Address: 4625 Jettridge Drive, Atlanta, Georgia.
Born: June 23, 1930.

      BOB   R.   BAKER,+**    Director.    President   and   Chief   Executive
Officer of AMC Cancer Research Center, Denver, Colorado, since January 1989; until mid-December 1988, Vice Chairman of the Board of First Columbia Financial Corporation (a financial institution), Englewood, Colorado. Formerly, Chairman of the Board and Chief Executive Officer of First Columbia Financial Corporation.
Address:    1775   Sherman   Street,    #1000,   Denver,    Colorado.    Born:
August 7, 1936.

      LAWRENCE H. BUDNER,# Director. Trust Consultant; prior to June 30, 1987, Senior Vice President and Senior Trust Officer of InterFirst Bank, Dallas, Texas. Address: 7608 Glen Albens Circle, Dallas, Texas. Born: July 25, 1930.

      DANIEL D. CHABRIS,+# Director. Financial Consultant; Assistant Treasurer of Colt Industries Inc., New York, New York,
from  1966  to  1988.   Address:   15  Sterling   Road,   Armonk,   New  York.
Born: August 1, 1923.

      A. D. FRAZIER, JR.,*,** Director. Chief Operating Officer of the Atlanta Committee for the Olympic Games. From 1982 to 1991,
Mr. Frazier was employed in various capacities by First Chicago Bank, most recently as Executive Vice President of the North American Banking Group. Trustee of The Global Health Sciences

Fund.   Director   of  Magellan   Health   Services,   Inc.   and  of  Charter
Medical   Corp.   Address:   250  Williams   Street,   Suite  6000,   Atlanta,
Georgia 30301.  Born:  June 23, 1944.

      HUBERT L. HARRIS, JR.,* Director, Chairman (since May 1996) and President (January 1990 to April 1996) of INVESCO Services, Inc. Director of INVESCO PLC and Chief Financial Officer of INVESCO Individual Services Group. Member of the Executive Committee of the Alumni Board of Trustees of Georgia Institute of
Technology. Address: 1315 Peachtree Street, N.E., Atlanta, Georgia. Born: July 15, 1943.

      KENNETH  T.   KING,**   Director.   Formerly,   Chairman  of  the  Board
of The Capitol Life Insurance Company, Providence Washington Insurance Company, and Director of numerous subsidiaries thereof in the U.S. Formerly, Chairman of the Board of The Providence Capitol
Companies in the United Kingdom and Guernsey. Chairman of the Board of the Symbion Corporation (a high technology company) until 1987. Address: 4080 North Circulo Manzanillo, Tucson, Arizona.
Born: November 16, 1925.

      JOHN W. MCINTYRE,# Director. Retired. Formerly, Vice Chairman of the Board of Directors of the Citizens and Southern Corporation and Chairman of the Board and Chief Executive Officer
of the Citizens and Southern Georgia Corporation and Citizens and Southern National Bank. Director of Golden Poultry Co., Inc. Trustee of The Global Health Sciences Fund and Gables Residential
Trust. Address: Seven Piedmont Center, Suite 100, Atlanta, Georgia 30305. Born: September 14, 1930.

      GLEN   A.   PAYNE,   Secretary.    Senior   Vice   President,    General
Counsel   and   Secretary   of  INVESCO   Funds   Group,   Inc.   and  INVESCO
Trust Company; formerly, employee of a U.S. regulatory agency, Washington, D.C., (June 1973 through May 1989). Born: September 25, 1947.

      RONALD   L.   GROOMS,    Treasurer.    Senior   Vice    President    and
Treasurer  of  INVESCO   Funds  Group,   Inc.   and  INVESCO   Trust   Company
since January 1988.  Born: October 1, 1946.

      WILLIAM   J.   GALVIN,   JR.,   Assistant    Secretary.    Senior   Vice
President of INVESCO Funds Group, Inc. and Trust Officer of INVESCO Trust Company. Formerly, Vice President of 440 Financial Group
from June 1990 to August 1992; Assistant Vice President of Putnam Companies from November 1986 to June 1990. Born: August 21, 1956.

      ALAN   I.   WATSON,    Assistant    Secretary.    Vice    President   of
INVESCO   Funds   Group,   Inc.   and   Trust   Officer   of   INVESCO   Trust
Company.  Born: September 14, 1941.

      JUDY  P.  WIESE,   Assistant   Treasurer.   Vice  President  of  INVESCO
Funds   Group,   Inc.   and  Trust   Officer   of   INVESCO   Trust   Company.
Born: February 3, 1948.

      #Member of the audit committee of the Company.

      +Member of the executive committee of the Company. On occasion, the executive committee acts upon the current and ordinary business of the Company between meetings of the board of directors. Except for certain powers which, under applicable law, may only be exercised by the full board of directors, the executive committee may exercise all powers and authority of the board of directors in the management of the business of the Company. All decisions are subsequently submitted for ratification by the board of directors.

      *These   directors   are   "interested   persons"   of  the  Company  as
defined in the 1940 Act.

      **Member of the management liaison committee of the Company.

      As of October 16, 1996, officers and directors of the Company, as a group, beneficially owned less than 1% of the Fund's outstanding shares.

Director Compensation

      The following table sets forth, for the fiscal year ended June 30, 1996: the compensation paid by the Company to its eight independent directors for services rendered in their capacities as directors of the Company; the benefits accrued as Company expenses with respect to the Defined Benefit Deferred Compensation Plan discussed below; and the estimated annual benefits to be received by these directors upon retirement as a result of their service to the Company. In addition, the table sets forth the total compensation paid by all of the mutual funds distributed by INVESCO Funds Group, Inc. (including the Company), INVESCO Advisor Funds, Inc., INVESCO Treasurer's Series Trust and The Global Health Sciences Fund (collectively, the "INVESCO Complex") to these directors for services rendered in their capacities as directors or trustees during the year ended December 31, 1995. As of December 31, 1995, there were 48 funds in the INVESCO Complex.
                                                                         Total
                                                                     Compensa-
                                        Benefits      Estimated      tion From
                        Aggregate     Accrued As         Annual        INVESCO
                        Compensa-        Part of       Benefits        Complex
                        tion From        Company           Upon        Paid To
                       Company(1)    Expenses(2)  Retirement(3)   Directors(1)

Fred A.Deering,            $2,688           $478           $398        $87,350
Vice Chairman of
  the Board

Victor L. Andrews           2,573            421            438         68,000

Bob R. Baker                2,620            434            587         73,000

Lawrence H. Budner          2,542            451            438         68,350

Daniel D. Chabris           2,627            515            312         73,350

A. D. Frazier, Jr.(4),(5)   2,442              0              0         63,500

Kenneth T. King             2,574            496            361         70,000

John W. McIntyre4           2,521              0              0         67,850

Total                     $20,587         $2,795         $2,534       $571,400

% of Net Assets        0.0080%(6)     0.0011%(6)                    0.0043%(7)

     (1)The vice chairman of the board, the chairmen of the audit, management liaison and compensation committees, and the members of the executive and valuation committees each receive compensation for serving in such capacities in addition to the compensation paid to all independent directors.

     (2)Represents benefits accrued with respect to the Defined Benefit Deferred Compensation Plan discussed below, and not compensation deferred at the election of the directors.

     (3)These figures represent the Company's share of the estimated annual benefits payable by the INVESCO Complex (excluding the Global Health Sciences Fund which does not participate in any retirement plan) upon the directors' retirement, calculated using the current method of allocating director compensation among the funds in the INVESCO Complex. These estimated benefits assume retirement at age 72 and that the basic retainer payable to the directors will be adjusted periodically for inflation, for increases in the number of funds in the INVESCO Complex, and for other reasons during the period in which retirement benefits are accrued on behalf of the respective directors. This results in lower estimated benefits for directors who are closer to retirement and higher estimated benefits for directors who are further from retirement. With the exception of Messrs. Frazier and McIntyre, each of these directors has served as a director/trustee of one or more of the funds in the INVESCO Complex for the minimum five-year period required to be eligible to participate in the Defined Benefit Deferred Compensation Plan.

     (4)Messrs.   Frazier  and   McIntyre   began   serving  as   directors  of
the Company on April 19, 1995.

     (5)Because  of  the  possibility  that  A.  D.  Frazier,  Jr.  may  become
employed  by  a  company   affiliated  with  INVESCO  at  some  point  in  the
future,  he  was  deemed  to  be  an  "interested  person"  of  the  Fund  and
of  the  other  funds  in  the  INVESCO   Complex   effective   May  1,  1996.
Until   such  time  as  Mr.   Frazier   actually   becomes   employed   by  an
INVESCO-affiliated   company,   however,   he   will   continue   to   receive
the   same   director's   fees   and   other   compensation   as  the   Fund's
independent directors.

     (6)Totals  as a  percentage  of  the  Company's  net  assets  as  of  June
30, 1996.

     (7)Total   as  a   percentage   of  the   net   assets   of  the   INVESCO
Complex as of December 31, 1995.

      Messrs. Brady, Harris, and Hesser, as "interested persons" of the Company and other funds in the INVESCO Complex, receive compensation as officers or employees of INVESCO or its affiliated companies, and do not receive any director's fees or other compensation from the Company or other funds in the INVESCO Complex for their services as directors.

      The boards of directors/trustees of the mutual funds managed by INVESCO, INVESCO Advisor Funds, Inc. and INVESCO Treasurer's Series Trust have adopted a Defined Benefit Deferred Compensation Plan for the non-interested directors and trustees of the funds. Under this plan, each director or trustee who is not an interested person of the funds (as defined in the 1940 Act) and who has served for at least five years (a "qualified director") is entitled to receive, upon retiring from the boards at the retirement age of 72 (or the retirement age of 73 to 74, if the retirement date is extended by the boards for one or two years, but less than three years) continuation of payment for one year (the "first year retirement benefit") of the annual basic retainer payable by the funds to the qualified director at the time of his retirement (the "basic retainer"). Commencing with any such director's second year of retirement, and commencing with the first year of retirement of a director whose retirement has been extended by the board for three years, a qualified director shall receive quarterly payments at an annual rate equal to 25% of the basic retainer. These payments will continue for the remainder of the qualified director's life or ten years, whichever is longer (the "reduced retainer payments"). If a qualified director dies or becomes disabled after age 72 and before age 74 while still a director of the funds, the first year retirement benefit and the reduced retainer payments will be made to him or to his beneficiary or estate. If a qualified director becomes disabled or dies either prior to age 72 or during his/her 74th year while still a director of the funds, the director will not be entitled to receive the first year retirement benefit; however, the reduced retainer payments will be made to his beneficiary or estate. The plan is administered by a committee of three directors who are also participants in the plan and one director who is not a plan participant. The cost of the plan will be allocated among the INVESCO, INVESCO Advisor and Treasurer's Series funds in a manner determined to be fair and equitable by the committee. The Company is not making any payments to directors under the plan as of the date of this Statement of Additional Information. The Company has no stock options or other pension or retirement plans for management or other personnel and pays no salary or compensation to any of its officers.

      The Company has an audit committee comprised of four of the directors who are not interested persons of the Company. The committee meets periodically with the Company's independent accountants and officers to review accounting principles used by the Company, the adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters.

      The Company also has a management liaison committee which meets quarterly with various management personnel of INVESCO in order (a) to facilitate better understanding of management and operations of the Company, and (b) to review legal and operational matters which have been assigned to the committee by the board of directors, in furtherance of the board of directors' overall duty of supervision.

HOW SHARES CAN BE PURCHASED

      Each Fund's shares are sold on a continuous basis at the net asset value per share next calculated after receipt of a purchase order in good form. The net asset value per share is computed once each day that the New York Stock Exchange is open as of the close of regular trading on that Exchange, but may also be computed at other times. See "How Shares Are Valued." INVESCO acts as the Funds' Distributor under a distribution agreement with the Company under which it receives no compensation and bears all expenses, including the cost of printing and distributing prospectuses, incident to marketing of a Fund's shares, except for such distribution expenses which are paid out of a Fund's assets under the Company's Plan of Distribution which has been adopted by the Company pursuant Rule 12b-1 under the 1940 Act.

      Distribution Plan. As discussed under "How To Buy Shares Distribution Expenses" in the Prospectus, the Funds have adopted a Plan and Agreement of Distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act, which was implemented on November 1, 1990. The Plan provides that the Funds may make monthly payments to INVESCO of amounts computed at an annual rate no greater than 0.25% of each Fund's average net assets to reimburse it for expenses incurred by it in connection with the distribution of a Fund's shares to investors. Payment amounts by a Fund under the Plan, for any month, may only be made to reimburse or pay expenditures incurred during the rolling 12-month period in which that month falls, although this period is expanded to 24 months for expenses incurred during the first 24 months of the Fund's operations. For the fiscal year ended June 30, 1996 the Tax-Free Intermediate Bond Fund and Tax-Free Long-Term Bond Fund made payments to INVESCO under the 12b-1 Plan (prior to the voluntary absorption of certain Fund expenses by INVESCO) in the amount of $13,576 and $326,810, respectively. In addition, as of June 30, 1996, $953 and $10,542 of additional distribution expenses had been incurred under the Plan for the Tax-Free Intermediate Bond Fund and Tax-Free Long-Term Bond Fund, respectively, subject to payment upon approval of the Funds' directors, which payment was approved on August 14, 1996. As noted in the Prospectuses, one type of reimbursable expenditure is the payment of compensation to securities companies, and other financial institutions and organizations, which may include INVESCO-affiliated companies, in order to obtain various distribution-related and/or administrative services for the Funds. Each Fund is authorized by the Plan to use its assets to finance the payments made to obtain those services. Payments will be made by INVESCO to broker-dealers who sell shares of a Fund and may be made to banks, savings and loan associations and other depository institutions. Although the Glass-Steagall Act limits the ability of certain banks to act as underwriters of mutual fund shares, the Funds do not believe that these limitations would affect the ability of such banks to enter into arrangements with INVESCO, but can give no assurance in this regard. However, to the extent it is determined otherwise in the future, arrangements with banks might have to be modified or terminated, and, in that case, the size of one or more of the Funds possibly could decrease to the extent that the banks would no longer invest customer assets in a particular Fund. Neither the Company nor its investment adviser will give any preference to banks or other depository institutions which enter into such arrangements when selecting investments to be made by each Fund.

      For the 12 months ended June 30, 1996 allocation of 12b-1 amounts paid by the Tax-Free Long-Term Bond Fund for the following categories of expenses were: advertising--$30,152; sales literature, printing and postage--$76,482; direct mail--$25,616; public relations/promotion--$25,457; compensation to securities dealers and other organizations--$81,987; marketing personnel--$87,116. For the 12 months ended June 30, 1996, allocations of 12b-1 amounts paid by the Tax-Free Intermediate Bond Fund for the following categories of expenses were: advertising -- $1,265; sales literature, printing and postage -- $5,402; direct mail -- $1,125; public relations/promotion -- $1,042; compensation to securities dealers and other organizations -- $1,322; marketing personnel -- $3,420.

      The nature and scope of services which are provided by securities dealers and other organizations may vary by dealer but include, among other things, processing new stockholder account applications, preparing and transmitting to the Company's Transfer Agent computer-processable tapes of each Fund's transactions by customers, serving as the primary source of information to customers in answering questions concerning each Fund, and assisting in other customer transactions with each Fund.

      The Plan was approved on April 21, 1993, at a meeting called for such purpose by a majority of the directors of the Company, including a majority of the directors who neither are "interested persons" of the Company nor have any financial interest in the operation of the Plan ("12b-1 directors"). The Plan was approved by INVESCO on November 26, 1993, as the then sole shareholder of the Tax-Free Intermediate Bond Fund. Pursuant to authorization granted by the public shareholders of FTFIS on May 24, 1993 FTFIS, as the initial shareholder of the Tax-Free Long-Term Bond Fund, approved the Agreement on October 27,
1993 for an initial term expiring April 30, 1994. The Plan has been continued by action of the board of directors until April 30, 1997.

      The Plan provides that it shall continue in effect with respect to each Fund for so long as such continuance is approved at least annually by the vote of the board of directors of the Company cast in person at a meeting called for the purpose of voting on such continuance. The Plan can also be terminated at any time with respect to any Fund, without penalty, if a majority of the 12b-1 directors, or shareholders of such Fund, vote to terminate the Plan. The Company may, in its absolute discretion, suspend, discontinue or limit the offering of its shares of any Fund at any time. In determining whether any such action should be taken, the board of directors intends to consider all relevant factors including, without limitation, the size of a particular Fund, the investment climate for any particular Fund, general market conditions, and the volume of sales and redemptions of a Fund's shares. The Plan may continue in effect and payments may be made under the Plan following any such temporary suspension or limitation of the offering of a Fund's shares; however, neither Fund is contractually obligated to continue the Plan for any particular period of time. Suspension of the offering of a Fund's shares would not, of course, affect a shareholder's ability to redeem his shares. So long as the Plan is in effect, the selection and nomination of persons to serve as independent directors of the Company shall be committed to the independent directors then in office at the time of such selection or nomination. The Plan may not be amended to increase materially the amount of any Fund's payments thereunder without approval of the shareholders of that Fund, and all material amendments to the Plan must be approved by the board of directors of the Company, including a majority of the 12b-1 directors. Under the agreement implementing the Plan, INVESCO or the Funds, the latter by vote of a majority of the 12b-1 directors, or of the holders of a majority of a Fund's outstanding voting securities, may terminate such agreement as to that Fund without penalty upon 30 days' written notice to the other party. No further payments will be made by a Fund under the Plan in the event of its termination as to that Fund.

      To the extent that the Plan constitutes a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, it shall remain in effect as such, so as to authorize the use of each Fund's assets in the amounts and for the purposes set forth therein, notwithstanding the occurrence of an assignment, as defined by the 1940 Act, and rules thereunder. To the extent it constitutes an agreement pursuant to a plan, each Fund's obligation to make payments to INVESCO shall terminate automatically, in the event of such "assignment," in which case the Funds may continue to make payments pursuant to the Plan to INVESCO or another organization only upon the approval of new arrangements, which may or may not be with INVESCO, regarding the use of the amounts authorized to be paid by it under the Plan, by the directors, including a majority of the 12b-1 directors, by a vote cast in person at a meeting called for such purpose.

      Information regarding the services rendered under the Plan and the amounts paid therefor by the Funds are provided to, and reviewed by, the directors on a quarterly basis. In the quarterly review, the directors determine whether, and to what extent, INVESCO will be reimbursed for expenditures which it has made that are reimbursable under the Funds' Rule 12b-1 Plan. On an annual basis, the directors consider the continued appropriateness of the Plan and the level of compensation provided therein.

      The only  directors  or  interested  persons,  as that term is  defined in
Section 2(a)(19) of the 1940 Act, of the Company who have a direct or indirect financial interest in the operation of the Plan are the officers and directors of the Company listed herein under the section entitled "The Fund and Its Management-- Officers and Directors of the Company" who are also officers either of INVESCO or companies affiliated with INVESCO. The benefits which the Company believes will be reasonably likely to flow to it and its shareholders under the Plan include the following:

      (1) Enhanced marketing efforts, if successful, should result in an increase in net assets through the sale of additional shares and afford greater resources with which to pursue the investment objectives of the Funds;

      (2) The sale of additional shares reduces the likelihood that redemption of shares will require the liquidation of securities of the Funds in amounts and at times that are disadvantageous for investment purposes;

      (3) The positive effect which increased Fund assets will have on its revenues could allow INVESCO:

            (a) To have greater resources to make the financial commitments necessary to improve the quality and level of each Fund's shareholder services (in both systems and personnel),

            (b) To increase the number and type of mutual funds available to investors from INVESCO (and support them in their infancy), and thereby expand the investment choices available to all shareholders, and

            (c)   To  acquire  and  retain   talented   employees  who  desire
                  to be associated with a growing organization; and

      (4) Increased Fund assets may result in reducing each investor's share of certain expenses through economies of scale (e.g. exceeding established breakpoints in the advisory fee schedule and allocating fixed expenses over
            a  larger   asset  base),   thereby   partially   offsetting   the
            costs of the Plan.

HOW SHARES ARE VALUED

      As described in the section of each Fund's Prospectus entitled "Fund Price and Performance," the net asset value of shares of each Fund is computed once each day that the New York Stock Exchange is open as of the close of regular trading on that Exchange (generally 4:00 p.m., New York time) and applies to purchase and redemption orders received prior to that time. Net asset value per share is also computed on any other day in which there is a sufficient degree of trading in the securities held by a Fund that the current net asset value per share might be materially affected by changes in the value of the securities held, but only if on such day a Fund receives a request to purchase or redeem shares. Net asset value per share is not calculated on days the New York Stock Exchange is closed, such as federal holidays including New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. The net asset value per share is calculated by dividing the value of all securities held by a particular Fund plus other assets (including interest accrued but not collected), less all liabilities (including accrued expenses, but excluding capital and surplus), by the number of shares outstanding.

      The Funds value municipal securities (including commitments to purchase such securities on a when-issued basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. The Company's directors have approved the use of these pricing procedures and will continue to evaluate their appropriateness as necessary. Under these procedures, the last quoted sale price is used to value municipal securities where trades have occurred on the valuation date. In addition, where trades may not have occurred but where reliable market quotations are readily available for an issue of municipal securities held by the Funds, such securities are valued at the bid price on the basis of such quotations. Non tax-exempt securities for which market quotations are readily available are valued on a consistent basis at market value based upon such quotations; any securities for which market quotations are not readily available and other assets will be valued at fair value as determined in good faith using methods prescribed by the Company's board of directors (presently, "matrix pricing" as provided by the pricing service). Prior to utilizing a pricing service, the Company's board of directors will review the methods used by such service to assure itself that securities will be valued at their fair values. The Company's board of directors also periodically monitors the methods used by such pricing services. Absent unusual circumstances, short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost.

FUND PERFORMANCE

      As discussed in the section of each Fund's Prospectus entitled "Fund Price and Performance," the Funds advertise their total return performance and yield. The total return performance for the Tax-Free Intermediate Bond Fund for the one-year period ended June 30, 1996 and the period December 1, 1993 (commencement of operations of the Fund) to June 30, 1996 (life of the Fund) was 4.89% and 3.25%, respectively. Average annual total return performance for the Tax-Free Long-Term Bond Fund for the one-, five- and ten-year periods ended June 30, 1996 was 7.01%, 7.35% and 7.98%, respectively. Average annual total return performance for each of the periods indicated was computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                            P(1 + T)n = ERV

where:  P = initial payment of $1000
        T = average annual total return
        n = number of years
      ERV = ending redeemable value of initial payment

      The average annual total return performance figures shown above were determined by solving the above formula for "T" for each time period indicated.

      The 30-day compounded yield at June 30, 1996, for the Tax-Free Long-Term Bond Fund of 4.52% and the Tax-Free Intermediate Bond Fund of 4.13%, was determined by computing the yield of each obligation held by the respective Fund, based on market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price plus actual accrued interest. The resultant yield is divided by 360 and multiplied by the market value of the obligation (including actual accrued interest), and the result is multiplied by the number of days in the subsequent month that the obligation is held by the Fund (assuming each month has 30 days).

      The yield of each security is determined as follows;

      1) For obligations issued without original issue discount (OID) and having a current market premium, yield to maturity (or yield to call if applicable) is used.

      2)  For   obligations   issued   without   OID  and   having  a  current
market discount, coupon rate is used.

      3) For obligations issued with OID, trading at a discount to the remaining portion of OID, yield to maturity, based on the OID calculation at issue date, is used.

      4) For obligations issued with OID, trading at a premium to the remaining portion of OID, yield to maturity is used.

      Current yield will fluctuate from day to day and is not necessarily representative of future results. A shareholder should remember that yield is a function of the kind and quality of the instruments in each Fund's portfolio, portfolio maturity and operating expenses. A number of factors should be taken into account before using yield information as a basis for comparison with alternative investments. An investment in a Fund is not insured and its yield is not guaranteed.

      Any tax equivalent yield quotation of a Fund will be calculated as follows: If the entire current yield quotation for such period is tax-exempt, the tax equivalent yield will be the current yield quotation divided by one minus a stated income tax rate or rates. If a portion of the current yield quotation is not tax-exempt, the tax equivalent yield will be the sum of (a) that portion of the yield which is tax-exempt divided by 1 minus a stated income tax rate or rates and (b) the portion of the yield which is not tax-exempt. The tax equivalent yield of the Tax-Free Long-Term Bond Fund as of June 30, 1996, was 5.32% at the 15% tax bracket, 6.28% at the 28% tax bracket, and 6.75% at the 33% tax bracket. The tax equivalent yield of the Tax-Free Intermediate Bond Fund as of June 30, 1996 was 4.86% at the 15% tax bracket, 5.74% at the 28% tax bracket, and 6.16% at the 33% tax bracket.

      In conjunction with performance reports, comparative data between each Fund's performance for a given period and other types of investment vehicles, including certificates of deposit, may be provided to prospective investors and shareholders.

      In conjunction with performance reports and/or analyses of shareholder service for the Funds, comparative data between a Fund's performance for a given period and recognized indices of investment results for the same period, and/or assessments of the quality of shareholder service, may be provided to shareholders. Such indices include indices provided by Dow Jones & Company, Standard & Poor's, Lipper Analytical Services, Inc., Lehman Brothers, National Association of Securities Dealers Automated Quotations, Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times Stock Exchange, the New York Stock Exchange, the Nikkei Stock Average and Deutcher Aktienindex, all of which are unmanaged market indicators. In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service made by independent sources may be used in advertisements, sales literature or shareholder reports, including reprints of, or selections from, editorials or articles about the Funds. These sources utilize information compiled (i) internally; (ii) by Lipper Analytical Services, Inc.; or (iii) by other recognized analytical services. The Lipper Analytical Services, Inc. mutual fund rankings and comparisons which may be used by the Tax-Free Long-

Term Bond Fund and the Tax-Free Intermediate Bond Fund in performance reports will be drawn from the General Municipal Bond Funds and Intermediate Municipal Debt Funds mutual fund groupings, respectively, in addition to the broad-based Lipper general fund groupings. Sources for Fund performance information and articles about the Funds include, but are not limited to, the following:

      American Association of Individual Investors' Journal
      Banxquote
      Barron's
      Business Week
      CDA Investment Technologies
      CNBC
      CNN
      Consumer Digest
      Financial Times
      Financial World
      Forbes
      Fortune
      Ibbotson Associates, Inc.
      Institutional Investor
      Investment Company Data, Inc.
      Investor's Business Daily
      Kiplinger's Personal Finance
      Lipper   Analytical    Services,    Inc.'s   Mutual   Fund   Performance
      Analysis
      Money
      Morningstar
      Mutual Fund Forecaster
      No-Load Analyst
      No-Load Fund X
      Personal Investor
      Smart Money
      The New York Times
      The No-Load Fund Investor
      U.S. News and World Report
      United Mutual Fund Selector
      USA Today
      Wall Street Journal
      Wiesenberger Investment Companies Services
      Working Woman
      Worth

SERVICES PROVIDED BY THE FUNDS

      Periodic Withdrawal Plan. As described in the section of each Fund's Prospectus entitled "How to Sell Shares," each Fund offers a Periodic Withdrawal Plan. All dividends and distributions on shares owned by shareholders participating in this Plan are reinvested in additional shares. Since withdrawal payments represent the proceeds from sales of shares, the amount of shareholders' investments in a particular Fund will be reduced to the extent that withdrawal payments exceed dividends and other distributions paid and reinvested. Any gain or loss on such redemptions must be reported for tax purposes. In each case, shares will be redeemed at the close of business on or about the 20th day of each month preceding payment, and payments will be mailed within five business days thereafter.

      The Periodic Withdrawal Plan involves the use of principal and is not a guaranteed annuity. Payments under such Plan do not represent income or a return on investment.

      A Periodic Withdrawal Plan may be terminated at any time by sending a written request to INVESCO. Upon termination, all future dividends and capital gain distributions will be reinvested in additional shares unless a shareholder requests otherwise.

      Exchange Privilege. As discussed in the section of each Fund's Prospectus entitled "How to Buy Shares - Exchange Privilege," the Funds offer shareholders the privilege of exchanging shares of the Funds for shares of another fund or for shares of certain other no-load mutual funds advised by INVESCO. Exchange requests may be made by telephone or by written request to INVESCO Funds Group, Inc. using the telephone number or address on the cover of this Statement of Additional Information. Exchanges made by telephone must be in an amount of at least $250, if the exchange is being made into an existing account of one of the INVESCO funds. All exchanges that establish a new account must meet the fund's applicable minimum initial investment requirements. Written exchange requests into an existing account have no minimum requirements other than the fund's applicable minimum subsequent investment requirements. Any gain or loss realized on an exchange is recognized for federal income tax purposes. This privilege is not an option or right to purchase securities, but is a revocable privilege permitted under the present policies of each of the funds and is not available in any state or other jurisdiction where the shares of the mutual fund into which transfer is to be made are not qualified for sale, or when the net asset value of the shares presented for exchange is less than the minimum dollar purchase required by the appropriate prospectus.

HOW TO REDEEM SHARES

      Normally, payment for shares redeemed will be mailed within seven days following receipt of the required documents as described in the section of each Fund's Prospectus entitled "How to Sell Shares." The right of redemption may be suspended and payment postponed when: (a) the New York Stock Exchange is closed for other than customary weekends and holidays; (b) trading on that exchange is restricted; (c) an emergency exists as a result of which disposal by the Funds of securities owned by it is not reasonably practicable, or it is not reasonably practicable for a Fund fairly to determine the value of its net assets; or (d) the Securities and Exchange Commission by order so permits.

      It is possible that in the future conditions may exist which would, in the opinion of the Company's investment adviser, make it undesirable for a Fund to pay for redeemed shares in cash. In such cases, the investment adviser may authorize payment to be made in portfolio securities or other property of the Funds. However, the Company has obligated itself under the Investment Company Act of 1940 to redeem for cash all shares of a Fund presented for redemption by any one shareholder having a value up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are selected entirely by the investment adviser based on what is in the best interests of a Fund and its shareholders, and are valued at the value assigned to them in computing each Fund's net asset value per share.
Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of the securities.

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS, AND TAXES

      Each Fund intends to continue to conduct its business and satisfy the applicable diversification of assets and source of income and distribution requirements to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Each Fund so qualified in the fiscal year ended June 30, 1996, and each Fund intends to continue to qualify during its current fiscal year. As a result, it is anticipated that each Fund will pay no federal income or excise taxes and will be accorded conduit or "pass through" treatment for federal income tax purposes.

      As discussed in the section of each Fund's Prospectus entitled "Taxes, Capital Gain Distributions and Dividends," the Funds also intend to qualify to pay "exempt-interest dividends" to its shareholders. The Funds will so qualify if at least 50% of their total assets are invested in municipal securities at the close of each quarter of the Company's fiscal year. The exempt interest portion of the income dividend which is payable monthly may be based on the ratio of each Fund's tax-exempt income to taxable income for the entire fiscal year. In such case, the ratio would be determined and reported to shareholders after the close of each fiscal year of the Funds. Thus, the tax-exempt portion of any particular dividend may be based upon the tax-exempt portion of all distributions for the year, rather than upon the tax-exempt portion of that particular dividend. Exemption of exempt-interest dividends for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. Although these dividends generally will be subject to such state and local taxes, the laws of the several states and local taxing authorities vary with respect to the taxation of such exempt-interest dividends, other dividends and distributions of capital gains. In addition, interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Funds is not deductible for federal income tax purposes. Shareholders of the Funds are advised to consult their own tax advisers with respect to these matters.

      As discussed in each Fund's Prospectus, certain corporations which are subject to the alternative minimum tax may have to include exempt-interest dividends in calculating their alternative taxable income in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income. In addition, to the extent that the Funds invest in certain "private activity bonds" issued after August 7, 1986, a portion of exempt-interest dividends attributable to such bonds would be an item of tax preference to shareholders.

      Any loss realized on the sale or exchange of shares in the Funds that have been held by the shareholder for six months or less (unless Treasury regulations are issued which provide for a shorter period) is not deductible to the extent of the amount of any exempt-interest dividend paid with respect to such shares.

      If the Fund's shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

      INVESCO may provide Fund shareholders with information concerning the average cost basis of their shares in order to help them prepare their tax returns. This information is intended as a convenience to shareholders, and will not be reported to the Internal Revenue Service (the "IRS"). The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The cost basis information provided by INVESCO will be computed using the single-category average cost method, although neither INVESCO nor the Company recommends any particular method of determining cost basis. Other methods may result in different tax consequences. If a shareholder has reported gains or losses for a Fund in past years, the shareholder must continue to use the method previously used, unless the shareholder applies to the IRS for permission to change methods.

      Shareholders should consult their own tax advisers regarding specific questions as to federal, state and local taxes. Qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended for income tax purposes does not entail government supervision of management or investment policies.

INVESTMENT PRACTICES

      Portfolio Turnover. There are no fixed limitations regarding the Funds' portfolio turnover. Since the Tax-Free Long-Term Bond Fund started business, the rate of portfolio turnover has fluctuated under constantly changing economic conditions and market circumstances. During the fiscal years ended June 30, 1996, 1995, and 1994, the Tax-Free Long-Term Bond Fund's portfolio turnover rates were 146%, 99%, and 28%, respectively. For the fiscal years ended June 30, 1996 and 1995 and period ended June 30, 1994, the Tax-Free Intermediate Bond Fund's portfolio turnover rates were 49%, 23% and 55%, respectively. The higher portfolio turnover rate for the Tax-Free Long-Term Bond Fund during the fiscal year ended June 30, 1995, was primarily the result of a restructuring of the Fund's portfolio to extend duration, increase call protection and increase overall credit quality. Securities initially satisfying the basic policies and objectives of a Fund may be disposed of when they are no longer suitable. In computing the portfolio turnover rate, all investments with maturities or expiration dates at the time of acquisition of one year or less, were excluded. Subject to this exclusion, the turnover rate is calculated by dividing (A) the lesser of purchases or sales of portfolio securities for the fiscal year by (B) the monthly average of the value of portfolio securities owned by each Fund during the fiscal year. Prior to 1985, all investments in U.S. government securities were excluded in computing the portfolio turnover rate.

      Placement of Portfolio Brokerage. Either INVESCO, as the Company's investment adviser, or INVESCO Trust, as the Company's sub-adviser, places orders for the purchase and sale of securities with brokers and dealers based upon INVESCO's or INVESCO Trust's evaluation of their financial responsibility subject to their ability to effect transactions at the best available prices. INVESCO or INVESCO Trust evaluates the overall reasonableness of any brokerage commissions paid by reviewing the quality of executions obtained on the Funds' portfolio transactions, viewed in terms of the size of transactions, prevailing market conditions in the security purchased or sold, and general economic and market conditions. In seeking to ensure that the commissions charged each Fund are consistent with prevailing and reasonable commissions, INVESCO or INVESCO Trust also endeavors to monitor brokerage industry practices with regard to the commissions charged by brokers and dealers on transactions effected for other comparable institutional investors. While INVESCO or INVESCO Trust seeks reasonably competitive rates, a Fund does not necessarily pay the lowest commission or spread available.

      Portfolio securities are usually purchased from an underwriter at prices which include underwriting fees paid by the issuer or from a primary market maker acting as principal for the securities on a net basis, with no brokerage commission being paid by the Funds. On occasion, securities may be purchased directly from the issuer. Other purchases and all sales are placed with those dealers from whom the investment manager believes best execution will be obtained, which may be acting as either agents or principals. Usually no brokerage commissions are paid by the Funds for such transactions. Transactions placed through dealers serving as primary market makers normally are executed at a price based on the bid and asked prices.

      Consistent with the standard of seeking to obtain the best execution on portfolio transactions, INVESCO or INVESCO Trust may select brokers that provide research services to effect such transactions. Research services consist of statistical and analytical reports relating to issuers, industries, securities and economic factors and trends, which may be of assistance or value to INVESCO or INVESCO Trust in making informed investment decisions. Research services prepared and furnished by brokers through which the Fund effects securities transactions may be used by INVESCO or INVESCO Trust in servicing all of its accounts and not all such services may be used by INVESCO or INVESCO Trust in connection with the Funds.

      In recognition of the value of the above-described brokerage and research services provided by certain brokers, INVESCO or INVESCO Trust, consistent with the standard of seeking to obtain the best execution on portfolio transactions, may place orders with such brokers for the execution of Fund transactions on which the commissions are in excess of those which other brokers might have charged for effecting the same transactions.

      Portfolio transactions may be effected through qualified broker-dealers who recommend the Funds to their clients, or who act as agent in the purchase of a Fund's shares for their clients. When a number of brokers and dealers can provide comparable best price and execution on a particular transaction, the Company's adviser may consider the sale of a Fund's shares by a broker or dealer in selecting among qualified broker/dealers.

      Certain financial institutions (including brokers who may sell shares of the Fund, or affiliates of such brokers) are paid a fee (the "Services Fee") for recordkeeping, shareholder communications and other services provided by the brokers to investors purchasing shares of the Funds through no transaction fee programs ("NTF Programs") offered by the financial institution or its affiliated broker (an "NTF Program Sponsor"). The Services Fee is based on the average daily value of the investments in each Fund made in the name of such NTF Program Sponsor and held in omnibus accounts maintained on behalf of investors participating in the NTF Program. With respect to certain NTF Programs, the directors of the Fund have authorized the Fund to apply dollars generated from the Fund's Plan and Agreement of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plan") to pay the entire Services Fee, subject to the maximum Rule 12b-1 fee permitted by the Plan. With respect to other NTF Programs, the Fund's directors have authorized the Fund to pay transfer agency fees to INVESCO based on the number of investors who have beneficial interests in the NTF Program Sponsor's omnibus accounts in the Fund. INVESCO, in turn, pays these transfer agency fees to the NTF Program Sponsor as a sub- transfer agency or recordkeeping fee in payment of all or a portion of the Services Fee. In the event that the sub-transfer agency or recordkeeping fee is insufficient to pay all of the Services Fee with respect to these NTF Programs, the directors of the Fund have authorized the Fund to apply dollars generated from the Plan to pay the remainder of the Services Fee, subject to the maximum Rule 12b- 1 fee permitted by the Plan. INVESCO itself pays the portion of the Fund's Services Fee, if any, that exceeds the sum of the sub- transfer agency or recordkeeping fee and Rule 12b-1 fee. The Fund's directors have further authorized INVESCO to place a portion of the Fund's brokerage transactions with certain NTF Program Sponsors or their affiliated brokers, if INVESCO reasonably believes that, in effecting the Fund's transactions in portfolio securities, the broker is able to provide the best execution of orders at the most favorable prices. A portion of the commissions earned by such a broker from executing portfolio transactions on behalf of the Fund may be credited by the NTF Program Sponsor against its Services Fee. Such credit shall be applied first against any sub-transfer agency or recordkeeping fee payable with respect to the Fund, and second against any Rule 12b-1 fees used to pay a portion of the Services Fee, on a basis which has resulted from negotiations between INVESCO and the NTF Program Sponsor. Thus, the Fund pays sub-transfer agency or recordkeeping fees to the NTF Program Sponsor in payment of the Services Fee only to the extent that such fees are not offset by the Fund's credits. In the event that the transfer agency fee paid by the Fund to INVESCO with respect to investors who have beneficial interests in a particular NTF Program Sponsor's omnibus accounts in the Fund exceeds the Services Fee applicable to the Fund, after application of credits, INVESCO may carry forward the excess and apply it to future Services Fees payable to that NTF Program Sponsor with respect to the Fund. The amount of excess transfer agency fees carried forward will be reviewed for possible adjustment by INVESCO prior to each fiscal year-end of the Fund. The Fund's board of directors has also authorized the Fund to pay to INVESCO the full Rule 12b-1 fees contemplated by the Plan in reimbursement of expenses incurred by INVESCO in engaging in the activities and providing the services on behalf of the Fund contemplated by the Plan, subject to the maximum Rule 12b-1 fee permitted by the Plan, notwithstanding that credits have been applied to reduce the portion of the 12b-1 fee that would have been used to reimburse INVESCO for payments to such NTF Program Sponsor absent such credits.

      The aggregate dollar amount of brokerage commissions paid by the Tax-Free Intermediate Bond Fund for the years ended June 30, 1996 and 1995 and the period ended June 30, 1994 was $7,538, $4,147 and $6,541, respectively, and for the fiscal years ended June 30, 1996, 1995, and 1994 were $884,965, $393,584, and
$258,985, respectively, for Tax-Free Long-Term Bond Fund. The higher level of brokerage commissions paid by the Tax-Free Long-Term Bond Fund for the year ended June 30, 1996 was primarily due to the Fund's higher level of portfolio turnover in that year. For the period ended June 30, 1996, no commissions were paid to brokers in connection with their provision of research services to either Fund.

      Neither INVESCO nor INVESCO Trust receive any brokerage commissions on portfolio transactions effected on behalf of the Funds, and there is no affiliation between INVESCO, INVESCO Trust, or any person affiliated with INVESCO, INVESCO Trust, or the Funds, and any broker or dealer that executes transactions for the Funds.

ADDITIONAL INFORMATION

      Common Stock. The Company has 500 million authorized shares of common stock with a par value of $0.01 per share. Of the Company's authorized shares, 100 million shares have been allocated to the Tax-Free Long-Term Bond Fund and 100 million shares have been allocated to Tax-Free Intermediate Bond Fund. As of June 30, 1996, 16,507,045 shares of the Tax-Free Long-Term Bond Fund and 512,816 shares of the Tax-Free Intermediate Bond Fund were outstanding. All shares issued and outstanding are, and all shares offered hereby, when issued, will be, fully paid and nonassessable. The board of directors has the authority to designate additional classes of common stock without seeking the approval of shareholders and may classify and reclassify any authorized but unissued shares.

     Shares of each class represent the interests of the shareholders of such class in a particular portfolio of investments of the Company. Each class of the

Company's shares is preferred over all other classes with respect to the assets specifically allocated to that class, and all income, earnings, profits and proceeds from such assets, subject only to the rights of creditors, are allocated to shares of that class. The assets of each class are segregated on the books of account and are charged with the liabilities of that class and with a share of the Company's general liabilities. The board of directors determines those assets and liabilities deemed to be general assets or liabilities of the Company, and those items are allocated among classes in a manner deemed by the board to be fair and equitable. Generally, such allocation will be made based upon the relative total net assets of each class. In the unlikely event that a liability allocable to one class exceeds the assets belonging to the class, all or a portion of such liability may have to be borne by the holders of shares of the Company's other classes.

      All dividends on shares of a particular class shall be paid only out of the income belonging to that class, pro rata to the holders of that class. In the event of the liquidation or dissolution of the Company or of a particular class, the shareholders of each class that is being liquidated shall be entitled to receive, as a class, when and as declared by the board of directors, the excess of the assets belonging to that class over the liabilities belonging to that class. The holders of shares of any class shall not be entitled to any distribution upon liquidation of any other class. The assets so distributable to the shareholders of any particular class shall be distributed among such shareholders in proportion to the number of shares of that class held by them and recorded on the books of the Company.

      All Fund shares, regardless of class, have equal voting rights. Voting with respect to certain matters, such as ratification of independent accountants or election of directors, will be by all classes of the Company. When not all classes are affected by a matter to be voted upon, such as approval of an investment advisory contract or changes in a Fund's investment policies, only shareholders of the class affected by the matter will be entitled to vote. Company shares have noncumulative voting rights, which means that the holders of a majority of the shares voting for the election of directors of the Company can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the board of directors. After they have been elected by shareholders, the directors will continue to serve until their successors are elected and have qualified or they are removed from office, in either case by a shareholder vote, or until death, resignation or retirement. They may appoint their own successors, provided that always at least a majority of the directors have been elected by the Company's shareholders. It is the intention of the Company not to hold annual meetings of shareholders. The directors will call annual or special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Company's Articles of Incorporation, or at their discretion.

      Principal   Shareholders.   As  of  October  1,  1996,   the   following
entities   held  more   than  5%  of  the   outstanding   securities   of  the
Funds listed below.

Name and Address of
Beneficial Owner                    Number of Shares        Percent of Class
-------------------                 ----------------        ----------------

INVESCO Tax-Free
  Intermediate Bond Fund
------------------------

Charles Schwab & Co., Inc.          61,963.841                     12.554%
Special Custody Account             Record
for The Exclusive Benefit
of Customers
Attn:  Mutual Funds
101 Montgomery St.
San Francisco, CA  94104

Alice T. Campbell                   60,238.780                    12.205%
3355 Stonecrest Ct.                 Record and Beneficial
Atlanta, GA  30341

John Canaday                        34,455.088                     6.981%
745 Pine St.                        Record and Beneficial
Boulder, CO  80302


INVESCO Tax-Free
  Long-Term Bond Fund
---------------------

      -0-                           -0-                           -0-

      Independent Accountants. Price Waterhouse, LLP, 950 Seventeenth Street, Denver, Colorado, has been selected as the independent accountants of the Company. The independent accountants are responsible for auditing the financial statements of the Company.

      Custodian. State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts, has been designated as custodian of the cash and investment securities of the Company. The bank is also responsible for, among other things, receipt and delivery of the Company's investment securities in accordance with procedures and conditions specified in the custody agreement.

     Transfer Agent. The Company is provided with transfer agent, registrar, and dividend disbursing agent services by INVESCO Funds Group, Inc., 7800 E. Union Avenue, Denver, Colorado, pursuant to the Transfer Agency Agreement described herein. Such services include the issuance, cancellation and transfer of shares of the Fund and the maintenance of records regarding the ownership of such shares.

      Reports to Shareholders. The Company's fiscal year ends on June 30. The Company distributes reports at least semiannually to its shareholders. Financial statements regarding the Company, audited by the independent accountants, are sent to shareholders annually.

      Legal Counsel. The firm of Kirkpatrick & Lockhart, Washington, D.C., is legal counsel for the Company. The firm of Moye, Giles, O'Keefe, Vermeire & Gorrell, Denver, Colorado, serves as special counsel to the Company.

      Financial Statements. The Funds' audited financial statements and the notes thereto for the fiscal year ended June 30, 1996, and the report of Price Waterhouse LLP with respect to such financial statements, are incorporated herein by reference from the Funds' Annual Report to Shareholders for the fiscal year ended June 30, 1996.

      Prospectus. The Company will furnish, without charge, a copy of the applicable Prospectus for each of its Funds upon request. There is a separate Prospectus available for each Fund. Such requests should be made to the Company at the mailing address or telephone number set forth on the first page of this Statement of Additional Information.

      Registration Statement. This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Company has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by the rules and regulations of, the SEC.

APPENDIX A

Description   of   Moody's   Investors   Service,    Inc.'s   municipal   bond
ratings:

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements: their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments of, or maintenance of other terms of, the contract over any long period of time may be small.

Caa--Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Rating   Refinements:   Moody's  may  apply  the   numerical   modifier   "1",
for   municipally-backed   bonds,   and  modifiers   "1",  "2"  and  "3",  for
corporate-backed municipals. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of Standard & Poor's municipal bond ratings:

AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in a small degree.

A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB,B--Bonds rated BB or B are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CCC--Bonds rated CCC have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

Description    of   Fitch    Investors    Service,    Inc.    corporate    and
municipal bond ratings:

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.

Description  of  Duff  &  Phelps  Inc.   long-term   corporate  and  municipal
debt ratings:

AAA--Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA- --High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

BBB+,   BBB,   BBB-   --Below   average    protection    factors   but   still
considered     sufficient     for     prudent     investment.     Considerable
variability in risk during economic cycles.

Plus (+) or Minus (-): The ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of Moody's Investors Service, Inc.'s ratings of state and municipal notes:

Moody's ratings for state and municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in long-term borrowing risk are of lesser importance in the short run.
Symbols will be used as follows:

MIG-1--Notes bearing this designation are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2--Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

Description of Standard & Poor's ratings for investment grade municipal notes and short-term demand obligations:

SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics will be given a "plus" designation.

SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest.

Description  of  Moody's  Investors  Service,   Inc.'s  tax-exempt  and  taxable
commercial paper ratings:

Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. The following designations, all judged to be investment grade, indicate the relative repayment capacity of rated issuers of securities in which the Fund may invest:

Prime-1: Issuers rated Prime-1 have a superior capacity for repayment for short-term promissory obligations.

Prime-2: Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations.

Description of Standard & Poor's ratings for demand obligations and taxable and tax-exempt commercial paper:

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The two rating categories for securities in which the Fund may invest are as follows:

A-1: This designation indicates the degree of safety regarding timely payment is either overwhelming or very strong. Issues determined to possess overwhelming safety characteristics will be given a "plus" designation.

A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

APPENDIX B

DESCRIPTION OF FUTURES CONTRACTS AND OPTIONS

Options on Securities

      An option on a security provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option, or sell, in the case of a "put" option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date. The holder pays a non-refundable purchase price for the option, known as the "premium." The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although the entire amount may be lost. The risk of the seller, or "writer," however, is potentially unlimited, unless the option is "covered," which is generally accomplished through the writer's ownership of the underlying security, in the case of a call option, or the writer's segregation of an amount of cash or securities equal to the exercise price, in the case of a put option. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

      Upon exercise of the option, the holder is required to pay the purchase price of the underlying security, in the case of a call option, or to deliver the security in return for the purchase price, in the case of a put option. Conversely, the writer is required to deliver the security, in the case of a call option, or to purchase the security, in the case of a put option. Options on securities which have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established, subject to the availability of a liquid secondary market.

      Options on securities are traded on national securities exchanges, such as the Chicago Board of Options Exchange and the New York Stock Exchange, which are regulated by the Securities and Exchange Commission. The Options Clearing Corporation guarantees the performance of each party to an exchange-traded option, by in effect taking the opposite side of each such option. A holder or writer may engage in transactions in exchange-traded options on securities and options on indices of securities only through a registered broker/dealer which is a member of the exchange on which the option is traded.

      An option position in an exchange-traded option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option at any particular time. In such event it might not be possible to effect closing transactions in a particular option with the result that this Fund would have to exercise the option in order to realize any profit. This would result in this Fund incurring brokerage commissions upon the disposition of underlying securities acquired through the exercise of a call option or upon the purchase of underlying securities upon the exercise of a put option. If these Funds as covered call option writers are unable to effect a closing purchase transaction in a secondary market, unless the Funds are required to deliver the securities pursuant to the assignment of an exercise notice, they will not be able to sell the underlying security until the option expires.

      Reasons for the potential absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities: (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or particular class or series of options) in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange which had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at a particular time, render certain of the facilities of any of the clearing corporations inadequate and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. However, the Options Clearing Corporation, based on forecasts provided by the U.S. exchanges, believes that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and such exchanges have advised such clearing corporation that they believe their facilities will also be adequate to handle reasonably anticipated volume.

      In addition, options on securities may be traded over-the-counter through financial institutions dealing in such options as well as the underlying instruments. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option as written, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction.

The  Fund  will  engage  in OTC  option  transactions  only  with  primary  U.S.
Government  securities  dealers  recognized  by the Federal  Reserve Bank of New
York.

Futures Contracts

      A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or foreign currency, or for the making and acceptance of a cash settlement, at a stated time in the future, for a fixed price. By its terms, a Futures Contract provides for a specified settlement date on which, in the case of the majority of interest rate and foreign currency futures contracts, the fixed income securities or currency underlying the contract are delivered by the seller and paid for by the purchaser, or on which, in the case of stock index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. In addition, Futures Contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

      The purchase or sale of a Futures Contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalent, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable, a process known as "marking to market."

      A Futures Contract may be purchased or sold only on an exchange, known as a "contract market," designated by the Commodity Futures Trading Commission for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearing house guarantees the performance of each party to a Futures Contract, by in effect taking the opposite side of such Contract. At any time prior to the expiration of a Futures Contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it.

      Interest rate futures contracts currently are traded on a variety of fixed income securities, including long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, U.S. Treasury Bills, bank certificates of deposit and commercial paper. In addition, interest rate futures contracts include contracts on indices of municipal securities. Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, West German mark and on Eurodollar deposits.

Options on Futures Contracts

      An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of variation margin deposits. In addition, the writer of an Option on a Futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

      A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

      An option, whether based on a Futures Contract, a stock index or a security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearing house assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the time of such exercise.